SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]
                  Check the appropriate box:


[ ]  Preliminary Proxy Statement             [ ]  Confidential, for use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             AETNA SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

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[ ]      Fee paid previously with preliminary materials:

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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

[Company Logo] AETNA
                 FUNDS

                                 JANUARY 4, 2002

                             AETNA SERIES FUND, INC.

                                Aetna Ascent Fund
                               Aetna Balanced Fund
                                 Aetna Bond Fund
                              Aetna Crossroads Fund
                              Aetna Government Fund
                          Aetna Growth and Income Fund
                                Aetna Growth Fund
                         Aetna Index Plus Large Cap Fund
                          Aetna Index Plus Mid Cap Fund
                        Aetna Index Plus Protection Fund
                         Aetna Index Plus Small Cap Fund
                            Aetna International Fund
                                Aetna Legacy Fund
                             Aetna Money Market Fund
                         Aetna Principal Protection Fund
                       Aetna Principal Protection Fund II
                       Aetna Principal Protection Fund III
                       Aetna Principal Protection Fund IV
                            Aetna Small Company Fund
                              Aetna Technology Fund
                          Aetna Value Opportunity Fund
                          Brokerage Cash Reserves Fund

      (each, a "Fund," and collectively, the "Funds" or the "Aetna Funds")

Dear Valued Shareholder:

     On behalf of the Board of Directors ("Board") of Aetna Series Fund, Inc. ("Company"), we are pleased to invite you to a special meeting of the shareholders ("Special Meeting") of the Aetna Funds named above, each a separate mutual fund portfolio organized within the Company, to be held at 1:00 p.m. Eastern time, on February 20, 2002, at 10 State House Square, Hartford, Connecticut 06103-3602.

     Aeltus Investment Management, Inc. ("Aeltus"), the investment adviser to each of the Aetna Funds, was acquired in December 2000 by ING Groep N.V. ("ING"). Headquartered in Amsterdam, ING is a global financial institution active in the fields of asset management, insurance and banking. ING has proposed a plan to integrate the operations of the Aetna Funds with the operations of other mutual fund groups managed by other subsidiaries of ING ("ING fund groups"). In this regard, on December 12, 2001, the Board approved a series of measures that would effect the operational integration of the Aetna Funds with the Pilgrim Funds - a group of funds advised by ING Pilgrim Investments, LLC ("ING Pilgrim"), another subsidiary of ING. Specifically, the Board approved new investment management agreements with ING Pilgrim and sub-advisory agreements with Aeltus and, for the Aetna Technology Fund, Elijah Asset Management, LLC. The Board also approved agreements with new service providers for distribution, administration, custody and fund accounting as well as changes in other contractual arrangements to integrate the "back office" or operational aspects for the Aetna Funds with those of the Pilgrim Funds. In addition, the Board approved changes to the names of the Funds. The integrated Aetna and Pilgrim fund groups will be called the "ING Funds."

                                                                           [AMF]

     Integrating the fund groups will involve many changes that require your vote, as described in the enclosed Proxy Statement. Please keep the following in mind when considering the changes:

         THE PEOPLE MANAGING YOUR FUND WILL NOT CHANGE. These proposals will generally not result in a change in the actual portfolio management personnel who manage your Fund. While Aeltus will become the sub-adviser rather than the adviser to the Aetna Funds (except the Aetna Technology Fund), Aeltus will continue to have responsibility for day-to-day portfolio management of the Aetna Funds. Likewise, Elijah Asset Management, LLC will continue to have responsibility for day-to-day portfolio management of the Aetna Technology Fund.

         THE OBJECTIVES AND POLICIES OF YOUR FUND WILL NOT CHANGE. Integrating the Aetna Funds with the Pilgrim Funds will involve mostly changes in service providers. While the name of your Fund will change, the investment objectives and policies (except the Aetna International
         Fund) will remain the same. In regards to the Aetna International Fund, we are asking you to approve a modification to its investment objective to permit additional flexibility in managing the Fund's assets by enhancing the Fund's ability to invest in the securities of North American, non-U.S. companies.

         THE ADVISORY FEES PAID BY YOUR FUND WILL NOT INCREASE. Indeed, the integration may result in economies of scale for shareholders that would reduce the expense ratios for some of the Aetna Funds.

     The Board considered the following reasons, among others, in favor of combining the two fund groups:

         o The integration of the fund groups would enable the combining of certain back office functions such as administration, custody and transfer agency services that should lead to decreasing fund expenses per share and permit shareholders to enjoy the benefits of scale. This is because integrating the fund groups permits the
              Funds to spread their fixed costs over a larger asset base.
         o    ING is committed to supporting distribution efforts for the Aetna
              Funds. This offers the Funds the potential to increase their assets, with the long-term potential for even greater economies of scale to be enjoyed by shareholders.
         o The integration would result in a larger fund group that feature various investment styles, strategies and asset classes. This would expand opportunities to exchange within the same fund complex.
         o ING is committed to providing top-tier shareholder services for the integrated fund group. A fully integrated fund group would facilitate ING's ability to render services to shareholders.

     At the Special Meeting you will be asked to consider and approve various proposals, including new investment advisory agreements, in order to effectuate the combining of fund families. These proposals are very important to the completion of our efforts to integrate the two fund groups. Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. All of the proposals have been approved by the Board. We are asking you to consider them carefully and cast your vote on the enclosed Proxy Ballot or at the Special Meeting.

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                           IN FAVOR OF THE PROPOSALS.

     The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive one Proxy Ballot for each account. Please vote and return each Ballot that you receive.

     We look forward to your attendance at the Special Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Special Meeting. If you have any questions, please do not hesitate to call us at 1-866-515-0313.

Sincerely,



/s/ J. Scott Fox
J. Scott Fox
President

                            NOTICE OF SPECIAL MEETING
                               OF SHAREHOLDERS OF

                             AETNA SERIES FUND, INC.
                                Aetna Ascent Fund
                               Aetna Balanced Fund
                                 Aetna Bond Fund
                              Aetna Crossroads Fund
                              Aetna Government Fund
                          Aetna Growth and Income Fund
                                Aetna Growth Fund
                         Aetna Index Plus Large Cap Fund
                          Aetna Index Plus Mid Cap Fund
                        Aetna Index Plus Protection Fund
                         Aetna Index Plus Small Cap Fund
                            Aetna International Fund
                                Aetna Legacy Fund
                             Aetna Money Market Fund
                         Aetna Principal Protection Fund
                       Aetna Principal Protection Fund II
                       Aetna Principal Protection Fund III
                       Aetna Principal Protection Fund IV
                            Aetna Small Company Fund
                              Aetna Technology Fund
                          Aetna Value Opportunity Fund
                          Brokerage Cash Reserves Fund
                        (collectively, the "Aetna Funds")



To Shareholders:

     PLEASE TAKE NOTE THAT a special meeting of the shareholders ("Special Meeting") of the Aetna Funds named above, each a series of Aetna Series Fund, Inc. ("Company"), will be held at 1:00 p.m., Eastern time, on February 20, 2002 at 10 State House Square, Hartford, Connecticut 06103-3602, for the purpose of considering and voting upon:

1. Approval of a new Investment Management Agreement between each Aetna Fund and ING Pilgrim Investments, LLC.

2. Approval of new Sub-Advisory Agreements between ING Pilgrim Investments, LLC and Aeltus Investment Management, Inc.

3. Approval of a new Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Elijah Asset Management, LLC for the Aetna Technology Fund.

4. Approval of modification to fundamental investment objective for the Aetna International Fund.

5.   Approval of Amended and Restated Articles of Incorporation.

6. Such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

     Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE IN FAVOR OF THE PROPOSALS.



     Shareholders of record as of the close of business on December 12, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof.

                                       By Order of the Board of Directors







                                       Michael J. Gioffre
                                       Secretary


January 4, 2002


YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT(S) TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOU MAY ALSO VOTE IN PERSON AT THE SPECIAL MEETING.

                                 PROXY STATEMENT
                                FEBRUARY 20, 2002


                             AETNA SERIES FUND, INC.
                                Aetna Ascent Fund
                               Aetna Balanced Fund
                                 Aetna Bond Fund
                              Aetna Crossroads Fund
                              Aetna Government Fund
                          Aetna Growth and Income Fund
                                Aetna Growth Fund
                         Aetna Index Plus Large Cap Fund
                          Aetna Index Plus Mid Cap Fund
                        Aetna Index Plus Protection Fund
                         Aetna Index Plus Small Cap Fund
                            Aetna International Fund
                                Aetna Legacy Fund
                             Aetna Money Market Fund
                         Aetna Principal Protection Fund
                       Aetna Principal Protection Fund II
                       Aetna Principal Protection Fund III
                       Aetna Principal Protection Fund IV
                            Aetna Small Company Fund
                              Aetna Technology Fund
                          Aetna Value Opportunity Fund
                             Brokerage Cash Reserves
              (each, a "Fund," and collectively, the "Aetna Funds")



                            TOLL FREE: (866) 515-0313
                              10 STATE HOUSE SQUARE
                        HARTFORD, CONNECTICUT 06103-3602

 ------------------------------------------------------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 2002

 ------------------------------------------------------------------------------



WHAT IS NEW WITH THE AETNA FUNDS?
In December 2000, ING Groep N.V. ("ING") acquired Aeltus Investment Management, Inc. ("Aeltus"), the investment adviser to each of the Aetna Funds. Headquartered in Amsterdam, ING is a global financial institution active in the fields of asset management, insurance and banking. ING has embarked upon a plan to integrate the operations of various mutual fund groups managed by some of its subsidiaries. In this regard, on December 12, 2001, ING proposed and the Board of Directors ("Board") of Aetna Series Fund, Inc. ("Company") approved several measures to integrate the Aetna Funds with a group of mutual funds currently called the Pilgrim Funds, which are advised by ING Pilgrim Investments, LLC ("ING Pilgrim"), another subsidiary of ING.

Most notably, the Board approved changes in the investment advisory arrangements for the funds which, if approved by shareholders, would result in ING Pilgrim becoming the investment adviser and Aeltus becoming the sub-adviser to the Aetna Funds (except the Aetna Technology Fund, for which it is proposed that Elijah Asset Management, LLC ("Elijah") continue as sub-adviser). These new investment advisory arrangements are described later in this Proxy Statement. The Board also approved agreements with new service providers for distribution, administration, custody and fund accounting as well as changes in other contractual arrangements to integrate the "back office" or operational aspects of the Aetna Funds with those of the Pilgrim Funds. In addition, the Board approved changing the name of the Aetna Funds. Effective March 1, 2002, the integrated Aetna and Pilgrim fund groups will be called the "ING Funds." The result of the integration efforts will be a larger mutual fund complex.


WHY IS THE SPECIAL MEETING BEING HELD?
Integrating the fund groups will involve many changes that require your vote, as described in this Proxy Statement. You will be asked to approve a number of new arrangements and agreements so that the Aetna Funds and the Pilgrim Funds will have consistent service providers to facilitate the integration. Please keep the following in mind when considering the changes:

         THE PEOPLE MANAGING YOUR FUND WILL NOT CHANGE. These proposals will generally not result in a change in the actual portfolio management personnel who manage your Fund. While Aeltus will become the sub-adviser rather than the adviser to the Funds (except the Aetna Technology Fund), Aeltus will continue to have responsibility for day-to-day portfolio management of the Aetna Funds. Elijah, the current sub-adviser to Aetna Technology Fund, will continue to have responsibility for the day-to-day management of the Aetna Technology Fund.

         THE OBJECTIVES AND POLICIES OF YOUR FUND WILL NOT CHANGE. Integrating the Aetna Funds with the Pilgrim Funds will involve changes in service providers. While the name of your Fund will change, the investment objectives and policies will remain the same. An exception is the Aetna International Fund, for which you are being asked to approve a modification to its investment objective to permit additional flexibility in managing the Fund's assets by enhancing the Fund's ability to invest in the securities of North American, non-U.S. companies.

         THE ADVISORY FEES PAID BY YOUR FUND WILL NOT INCREASE. Indeed, the integration may result in economies of scale in some ordinary operating expenses that would reduce the expense ratios for some of the Aetna Funds.

The Board considered the following reasons, among others, in favor of integrating the two fund groups:

         o The integration of the fund groups would enable the combining of certain back office functions such as administration, custody and transfer agency services that should lead to decreasing fund expenses per share and permit shareholders to enjoy the benefits of scale. This is because integrating the fund groups permits the Funds to spread their fixed costs over a larger asset base.
         o ING is committed to supporting distribution efforts for the Funds. This offers the Funds the potential to increase their assets, with the long-term potential for even lower expense ratios from greater economies of scale.
         o The integration would result in a larger fund group that features various investment styles, strategies and asset classes. This would expand your opportunity to exchange within the same fund complex.
         o ING is committed to providing top-tier shareholder services for the integrated fund group. An integrated fund group would facilitate ING's ability to render services to shareholders.

To effect the integration, the Board approved, among others, the following measures:
         o    ING Pilgrim as investment adviser to each of the Aetna Funds.
         o Aeltus as the sub-adviser to each of the Aetna Funds other than the Aetna Technology Fund.
         o    Elijah as the sub-adviser to the Aetna Technology Fund.
         o    ING Pilgrim Group, LLC as the administrator to each of the Aetna
              Funds.
         o ING Pilgrim Securities, Inc. as the distributor of each of the Aetna Funds.
         o Changes in the custodian to consolidate "back office" functions for the Aetna Funds with those of the Pilgrim Funds.

Some of these integration measures require shareholder approval; some do not. The Board also approved the following two measures that require shareholder approval but are unrelated to the integration efforts:

         o Shareholders of the Aetna International Fund are asked to approve a change to that Fund's fundamental investment objective that would permit greater flexibility in investing in Canada and Mexico, which are currently restricted.
         o Shareholders of all the Aetna Funds are asked to approve revisions to the Company's Articles of Incorporation to add flexibility, clarify existing provisions, and to promote consistency among the charters for the various registered investment companies currently advised by Aeltus.

These measures, as well as the integration measures, that require your vote are discussed in detail later in this Proxy Statement.

WHICH PROPOSALS APPLY TO MY FUND?
The following table identifies each Proposal to be presented at the special meeting of shareholders ("Special Meeting") and the Funds whose shareholders the Board is soliciting with respect to that Proposal:

------------------------------------------------------------------ -------------------------------------------------------------
PROPOSAL                                                           AFFECTED FUNDS
------------------------------------------------------------------ -------------------------------------------------------------
1.  APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN      ALL FUNDS
    EACH AETNA FUND AND ING PILGRIM INVESTMENTS, LLC.
------------------------------------------------------------------ -------------------------------------------------------------
2.  APPROVAL OF NEW SUB-ADVISORY AGREEMENTS BETWEEN ING PILGRIM    ALL FUNDS EXCEPT THE AETNA TECHNOLOGY FUND
    INVESTMENTS, LLC AND AELTUS INVESTMENT MANAGEMENT, INC.
------------------------------------------------------------------ -------------------------------------------------------------
3.  APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN ING PILGRIM   AETNA TECHNOLOGY FUND
    INVESTMENTS, LLC AND ELIJAH ASSET MANAGEMENT, LLC.
------------------------------------------------------------------ -------------------------------------------------------------
4.  APPROVAL OF MODIFICATION TO FUNDAMENTAL INVESTMENT OBJECTIVE.  AETNA INTERNATIONAL FUND
------------------------------------------------------------------ -------------------------------------------------------------
5.  APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION.    ALL FUNDS
------------------------------------------------------------------ -------------------------------------------------------------
6.  SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL    ALL FUNDS
    MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.
------------------------------------------------------------------ -------------------------------------------------------------

WHO IS ASKING FOR MY VOTE?
The Board is sending this Proxy Statement and the enclosed Proxy Ballot(s) to you and all other shareholders of the Aetna Funds. The Board is soliciting your proxy to vote at the Special Meeting.

WHY DID YOU SEND ME THIS BOOKLET?
This Proxy Statement provides you with information you should review before voting on the matters listed above and in the Notice of Special Meetings for each Fund. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one Proxy Ballot for each Fund you own--because you have the right to vote on important proposals concerning your investment in the Aetna Funds.

WILL THE NAME OF THE AETNA FUNDS CHANGE?
Yes. Both the Aetna Funds and the Pilgrim Funds will be called the "ING Funds." This is expected to be effective March 1, 2002. Details of the name change affecting your Fund will be provided to you at a later time. You will not be asked to vote on this.

WHO IS ELIGIBLE TO VOTE?
The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot(s) on or about January 4, 2002 to all record shareholders who are eligible to vote. Shareholders who owned shares in any Aetna Fund at the close of business on December 12, 2001 ("record date") are eligible to vote. Appendix 1 sets forth the number of shares of each Fund issued and outstanding as of the record date. To the best of the Company's knowledge, as of December 12, 2001, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix 2. The word "you" is used in this proxy statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For pension plans, this usually means the trustees for the plan.

WHO VOTES ON EACH PROPOSAL?
All shareholders of the Company will vote as a group on Proposal 5. All shareholders of each Fund will vote separately on each other Proposal applicable to their Fund.

HOW DO I VOTE?
In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of Aeltus or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Georgeson Shareholder Communications Inc. ("Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $200,000. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further in the "General Information" section of this Proxy Statement. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?
The Special Meeting will be held at 10 State House Square, Hartford, Connecticut 06103-3602, on February 20, 2002, at 1:00 p.m., Eastern time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Special Meeting in person, please notify the Company by calling 1-866-515-0313.

CAN I REVOKE MY PROXY AFTER I VOTE IT?
Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Company at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding Proxy Ballot or by submitting a notice of revocation to the Company.

WHO PAYS FOR THIS PROXY SOLICITATION?
ING or its affiliates will bear all the costs of Proposals 1 through 3 (i.e., the integration measures) and part of the costs of Proposals 4 and 5. The Aetna Funds will only bear the costs associated with printing and mailing of the proxy materials in connection with Proposals 4 and 5.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?
Copies of the Company's Annual Report for the fiscal year ended October 31, 2001, and its Semi-Annual Report for the period ended April 30, 2001, have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut, 06103-3602, Attention: Wayne Baltzer, or by calling 1-800-238-6263.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that shareholders VOTE FOR each of the Proposals applicable to their Fund(s) described in this Proxy Statement.

                                   PROPOSAL 1
                   APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

WHAT IS THE PROPOSAL?
     On December 12, 2001 the full Board, including the Directors who are not interested persons of the Company, as defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), after giving due consideration to the benefits of integrating the fund groups, voted to approve new investment management agreements between each Fund and ING Pilgrim ("Proposed Management Agreements"), subject to the approval of shareholders, and terminate the present management agreements between the Funds and Aeltus ("Current Agreements"). A form of the Proposed Management Agreements is included as Exhibit A.

     If approved by shareholders, the Proposed Management Agreements would remain in effect through December 31, 2002 and, unless terminated early, would continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the applicable Fund's Board, or by the vote of a majority of the outstanding voting securities of the particular Fund, and in either case, (ii) by a majority of the Fund's Independent Directors who are also not parties to the Proposed Management Agreements.

WHAT ARE THE TERMS OF THE CURRENT AGREEMENTS?
     The terms of the Current Agreements require Aeltus to, among other things, select the securities to be purchased, sold or exchanged by a Fund and place trades for all such securities and formulate and implement continuing programs for the purchase and sale of securities.

WHAT ARE THE TERMS OF THE PROPOSED MANAGEMENT AGREEMENTS?
     The terms of the Proposed Management Agreements related to the advisory services to be provided are substantially similar in all material respects to the terms of each Current Agreement, except that the adviser would be ING Pilgrim in lieu of Aeltus as explained below. There is no change in the advisory fees to be paid by the Funds. The Proposed Management Agreements require ING Pilgrim to provide, subject to the supervision of the Board, advisory and management services for each Fund. The Proposed Management Agreements give ING Pilgrim the authority to provide a continuous investment program for each Fund and determine the composition of the assets of each Fund's portfolio, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. They state that ING Pilgrim will provide investment research and conduct a program of evaluation, investment, sales and reinvestment of each Fund's assets. Moreover, the Proposed Management Agreements provide that ING Pilgrim is responsible for decisions to buy and sell securities and other investments for each Fund's portfolio, broker-dealer selection (which may include brokers or dealers affiliated with ING Pilgrim), and negotiation of brokerage commission rates. The Proposed Management Agreements also state that in the event ING Pilgrim wishes to select others to render investment management services (i.e., sub-advisers), ING Pilgrim shall analyze, select and recommend for consideration such sub-advisers to the Board. As discussed further in Proposals 2 and 3, ING Pilgrim intends to engage Aeltus to serve as sub-adviser to all of the Funds other than the Aetna Technology Fund, and to engage Elijah to serve as sub-adviser to the Aetna Technology Fund, and intends to delegate these advisory responsibilities described above to the sub-advisers.

     The Board approved new administrative agreements with ING Pilgrim Group, LLC ("IPG") and new underwriting agreements with ING Pilgrim Securities, Inc. ("IPS"). IPG and IPS are each affiliates of ING Pilgrim. Their principal offices are each located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Board also approved new agreements for fund accounting and custodial services with State Street Bank and Trust Company (for all Funds other than the Aetna International Fund) as well as Brown Brothers Harriman & Co. (for the Aetna International Fund). Shareholders are not being asked to vote on these agreements.

     In addition, the Current Agreements obligate Aeltus to limit the expenses of certain Funds at levels that are set by the Board from time to time. The expense limits for the Funds that have such arrangements are shown in Appendix
4. While the Proposed Management Agreements contain no provisions that limit expenses, ING Pilgrim has agreed under separate expense limitation agreements, which were approved by the Board at their meeting on December 12, 2001, to limit the expenses of the applicable Funds through December 31, 2002 to the levels shown in Appendix 4. The "expense caps," along with all of the current and expected expenses of the Funds, are also described later in more detail.

     Like each Current Agreement, the Proposed Management Agreements provide that ING Pilgrim is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreements, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreements. In addition, the Proposed Management Agreements provide that ING Pilgrim would not be subject to liability to the Fund for any act or omission in the course of, or in connection with, a Sub-Adviser's rendering services under a Sub-Advisory Agreement, except by reason of ING Pilgrim's willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Agreement.

     Each Proposed Management Agreement may be terminated by a Fund without penalty on 60 days' written notice by the Board or by a vote of the shareholders of a majority of the Fund's outstanding voting shares of the Fund or series, or on 60 days' written notice by ING Pilgrim. Each Proposed Management Agreement would terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

WHAT IS THE EFFECTIVE DATE FOR EACH PROPOSED MANAGEMENT AGREEMENT?
     Appendix 3 shows the date when each Fund commenced operations, the date of each Current Agreement, and the dates when each Fund's Current Agreement was last approved by the Board and the applicable Fund's shareholders (or, in some cases, a Fund's sole initial shareholder). Appendix 3 also sets forth the anticipated effective date for each Proposed Management Agreement.

WILL THE INVESTMENT ADVISORY FEES INCREASE?
     No. The Proposed Management Agreements contain no increase in advisory fees for any of the Funds over the amounts currently paid to Aeltus under the Current Agreements. The annual advisory fees paid by the Funds to ING Pilgrim would be as follows:

-------------------------------------------------------------- ---------------------------------- ----------------------------------
FUNDS                                                          ADVISORY FEE                       ASSETS
                                                               CURRENT AND PROPOSED*
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Ascent                                                   0.800%                             on first $500 million
                                                               0.775%                             on next $500 million
                                                               0.750%                             on next $500 million
                                                               0.725%                             on next $500 million
                                                               0.700%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Balanced                                                 0.800%                             on first $500 million
                                                               0.750%                             on next $500 million
                                                               0.700%                             on next $1 billion
                                                               0.650%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Bond                                                     0.500%                             on first $250 million
                                                               0.475%                             on next $250 million
                                                               0.450%                             on next $250 million
                                                               0.425%                             on next $1.25 billion
                                                               0.400%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Brokerage Cash Reserves                                        0.200%                             on first $1 billion
                                                               0.190%                             on next $2 billion
                                                               0.180%                             over $3 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Crossroads                                               0.800%                             on first $500 million
                                                               0.775%                             on next $500 million
                                                               0.750%                             on next $500 million
                                                               0.725%                             on next $500 million
                                                               0.700%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Government                                               0.500%                             on first $250 million
                                                               0.475%                             on next $250 million
                                                               0.450%                             on next $250 million
                                                               0.425%                             on next $1.25 billion
                                                               0.400%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Growth                                                   0.700%                             on first $250 million
                                                               0.650%                             on next $250 million
                                                               0.625%                             on next $250 million
                                                               0.600%                             on next $1.25 billion
                                                               0.550%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Growth and Income                                        0.700%                             on first $250 million
                                                               0.650%                             on next $250 million
                                                               0.625%                             on next $250 million
                                                               0.600%                             on next $1.25 billion
                                                               0.550%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Index Plus Large Cap                                     0.450%                             on first $500 million
                                                               0.425%                             on next $250 million
                                                               0.400%                             on next $1.25 billion
                                                               0.375%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------

-------------------------------------------------------------- ---------------------------------- ----------------------------------
FUNDS                                                          ADVISORY FEE                       ASSETS
                                                               CURRENT AND PROPOSED*
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Index Plus Mid Cap                                       0.450%                             on first $500 million
                                                               0.425%                             on next $250 million
                                                               0.400%                             on next $1.25 billion
                                                               0.375%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Index Plus Protection                                    0.250%                             Offering Phase
                                                               0.650%                             Guarantee Phase
                                                               0.450%                             Index Plus Large Cap Phase
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Index Plus Small Cap                                     0.450%                             on first $500 million
                                                               0.425%                             on next $250 million
                                                               0.400%                             on next $1.25 billion
                                                               0.375%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna International                                            0.850%                             on first $250 million
                                                               0.800%                             on next $250 million
                                                               0.775%                             on next $250 million
                                                               0.750%                             on next $1.25 billion
                                                               0.700%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Legacy                                                   0.800%                             on first $500 million
                                                               0.775%                             on next $500 million
                                                               0.750%                             on next $500 million
                                                               0.725%                             on next $500 million
                                                               0.700%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Money Market                                             0.400%                             on first $500 million
                                                               0.350%                             on next $500 million
                                                               0.340%                             on next $1 billion
                                                               0.330%                             on next $1 billion
                                                               0.300%                             over $3 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Principal Protection Fund                                0.250%                             Offering Phase
                                                               0.650%                             Guarantee Phase
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Principal Protection Fund II                             0.250%                             Offering Phase
                                                               0.650%                             Guarantee Phase
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Principal Protection Fund III                            0.250%                             Offering Phase
                                                               0.650%                             Guarantee Phase
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Principal Protection Fund IV                             0.250%                             Offering Phase
                                                               0.650%                             Guarantee Phase
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Small Company                                            0.850%                             on first $250 million
                                                               0.800%                             on next $250 million
                                                               0.775%                             on next $250 million
                                                               0.750%                             on next $1.25 billion
                                                               0.725%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Technology                                               1.050%                             on first $500 million
                                                               1.025%                             on next $500 million
                                                               1.000%                             over $1 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------
Aetna Value Opportunity                                        0.700%                             on first $250 million
                                                               0.650%                             on next $250 million
                                                               0.625%                             on next $250 million
                                                               0.600%                             on next $1.25 billion
                                                               0.550%                             over $2 billion
-------------------------------------------------------------- ---------------------------------- ----------------------------------

*As a percentage of average daily net assets

WILL THERE BE EXPENSE LIMITATIONS IMPOSED ON THE FUNDS?
     Yes. As described above, ING Pilgrim would enter into expense limitation agreements under separate agreements that would limit the expenses of each of those Aetna Funds currently subject to expense limitation arrangements. The expense limits under the new agreements are set forth in Appendix 4.

     The new expense limitation agreements would become effective on the date that ING Pilgrim becomes adviser to the Aetna Funds, subject to shareholder approval. Under the proposed agreements, ING Pilgrim would be responsible for the cost of the expense limits, and would be entitled to receive any potential recoupment. Specifically, ING Pilgrim would assume other expenses so that the total annual ordinary operating expenses of the Fund, which excludes interest, taxes, brokerage commissions and other investment-related costs, extraordinary expense such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Directors who are not "interested persons" (as defined in the 1940 Act) of ING Pilgrim, do not exceed the present expense limitations.

     However, there are differences under the proposed/new expense limitation agreements with the expense limitation arrangements currently in place for the Aetna Funds. For instance, extraordinary expenses and the expenses of counsel to the Independent Directors are covered in the expenses that Aeltus may bear if expenses exceed prescribed limits under the current arrangements; however, these expenses would not be covered by ING Pilgrim under the proposed arrangements. Moreover, the current arrangements for the Aetna Funds do not include recoupment whereas the Proposed Management Agreements contain recoupment provisions. Under the recoupment provision, each Fund will, within 3 years of any waiver or expense assumption by ING Pilgrim, reimburse ING Pilgrim for management fees waived and other expenses assumed, but only if, after such reimbursement, the Fund's expense ratio does not exceed the applicable percentage limitation.

WHAT IS EXPECTED TO HAPPEN TO THE EXPENSES OF THE FUNDS?
     ING Pilgrim has advised the Board that if the measures are approved to effect the proposed integration, it expects expense ratios (i.e., the expenses per share) to decrease for most of the Funds. The following chart compares the fees and expenses that the Aetna Funds currently pay and the fees and expenses it is estimated that the Funds would pay upon completion of the integration efforts. It is anticipated that the integration measures, specifically the use of common service providers, would result in greater efficiencies for management and the realization of economies of scale in the operation of the Funds. This explains the anticipated reduction in total expenses for some of the Funds as set forth below.

     The information presented is based on the assumptions that (1) shareholders approve all Proposed Management Agreements as well as other integration related proposals, and (2) vendors and other service providers provide services to the Funds under current fee arrangements in place for the Pilgrim Funds or under lower fee arrangements that ING Pilgrim has negotiated with vendors. The proposed expense ratios shown below were provided by ING Pilgrim and represent good faith estimates of expenses. Actual expense ratios can be affected by sales, redemptions, net asset levels, and other factors, and there can be no assurance that the projected expense ratios below will be realized.

AETNA FUND                                CURRENT EXPENSE RATIO      PROFORMA EXPENSE RATIO            DIFFERENCE
                                            GROSS          NET         GROSS           NET         GROSS           NET
Aetna Ascent                                1.160        1.000         1.124         1.000         0.036         0.000
Aetna Balanced                              1.100        1.100         1.088         1.088         0.012         0.012
Aetna Bond                                  0.820        0.750         0.800         0.750         0.020         0.000
Aetna Brokerage Cash Reserves               1.030        0.950         1.030         0.950         0.000         0.000
Aetna Crossroads                            1.110        0.950         1.082         0.950         0.028         0.000
Aetna Government                            0.950        0.700         0.896         0.700         0.054         0.000
Aetna Growth                                0.910        0.910         0.929         0.929        -0.019        -0.019
Aetna Growth and Income                     0.860        0.860         0.876         0.876        -0.016        -0.016
Aetna Index Plus Large Cap                  0.660        0.660         0.682         0.682        -0.022        -0.022
Aetna Index Plus Mid Cap                    1.260        0.750         1.088         0.750         0.347         0.000
Aetna Index Plus Protection                 1.450        1.250         1.385         1.250         0.065         0.000
Aetna Index Plus Small Cap                  1.860        0.750         1.513         0.750         0.347         0.000
Aetna International                         1.350        1.350         1.294         1.294         0.056         0.056
Aetna Legacy                                1.250        0.900         1.185         0.900         0.065         0.000
Aetna Money Market                          0.640        0.640         0.666         0.666        -0.026        -0.026
Aetna Principal Protection I                1.250        1.250         1.232         1.232         0.018         0.018
Aetna Principal Protection II               1.270        1.250         1.248         1.248         0.022         0.002

AETNA FUND                                CURRENT EXPENSE RATIO      PROFORMA EXPENSE RATIO            DIFFERENCE
                                            GROSS          NET         GROSS           NET         GROSS           NET
Aetna Principal Protection III              1.280        1.250         1.240         1.240         0.040         0.010
Aetna Principal Protection IV               1.350        1.250         1.267         1.250         0.083         0.000
Aetna Small Company                         1.090        1.090         1.105         1.105        -0.015        -0.015
Aetna Technology                            2.360        1.500         2.191         1.500         0.169         0.000
Aetna Value Opportunity                     1.740        1.100         1.549         1.100         0.191         0.000

WHO IS ING PILGRIM?
     ING Pilgrim is registered as an investment adviser with the U.S. Securities and Exchange Commission ("SEC"). The firm manages mutual funds, closed-end funds, variable products and private and institutional accounts. It has its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of October 31, 2001, ING Pilgrim managed over $16.6 billion in assets. As noted above, ING Pilgrim is an indirect wholly owned subsidiary of ING, the parent company of each Fund's current investment adviser, Aeltus. Please refer to Appendix 5 to this Proxy Statement for the name of ING Pilgrim's parent company and the names of its immediate parents. Appendix 5 also contains a list of the principal executive officers and directors of ING Pilgrim and identifies those individuals proposed as officers of the Company that are also officers and/or directors of ING Pilgrim.

WHAT FACTORS DID THE BOARD CONSIDER?
     In approving the Proposed Management Agreements the Board considered a number of factors, including, but not limited to: (1) ING Pilgrim's experience in overseeing sub-advisers for other mutual funds for which ING Pilgrim serves as investment adviser; (2) the potential benefits to the Funds and their shareholders that may arise from integrating the Funds with the Pilgrim Funds;
(3) expanded exchange rights for Fund shareholders; (4) the performance of the mutual funds for which ING Pilgrim currently serves as investment adviser; (5) the depth and experience of ING Pilgrim and the financial strength of ING; (6) the fact that the advisory fees imposed under the Proposed Management Agreements are identical to those imposed by Aeltus; (7) in the case of the sub-advised Aetna Technology Fund, the fact that the sub-adviser will remain unchanged; (8) the fact that Aeltus, the current investment adviser, will continue to manage all the Funds (except the Aetna Technology Fund) in its capacity as the proposed sub-adviser, and accordingly the current portfolio managers of the Funds are generally expected to remain unchanged; (9) the projected expense ratios for each Fund; (10) the commonality of terms of the Proposed Management Agreements and Current Agreements; and (11) the fairness of the compensation payable to ING Pilgrim under the Proposed Management Agreements in light of the services provided. The Board was advised by independent legal counsel with respect to these matters.

     Based upon its review, the Board has determined that the Proposed Management Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, including the unanimous vote of the Independent Directors, approved the Proposed Management Agreements and recommended that each Fund's shareholders vote for the Proposed Management Agreements.

     Appendix 6 sets forth the amount of investment advisory fees that have been paid by the Funds to Aeltus, the current investment adviser, during each Fund's most recent fiscal year. Please refer to Appendix 7 for a list of other investment companies with investment objectives similar to those of the Funds for which ING Pilgrim acts as investment adviser, including the rates of ING Pilgrim's compensation from such investment companies.

WHAT IS THE REQUIRED VOTE?
     Shareholders of each Fund must separately approve the applicable Proposed Management Agreement with respect to that Fund. Approval of each Proposed Management Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?
     The Board recommends that you VOTE FOR this Proposal. Should any Proposed Management Agreement not be approved by shareholders or if the proposed sub-advisory agreements in Proposals 2 and 3 are not approved by shareholders, Aeltus may continue to serve as the investment adviser under the applicable Current Agreement, or alternatively, ING Pilgrim may nonetheless serve as investment adviser to that Fund at the lesser of the fees that would be paid under the Proposed Management Agreement or ING Pilgrim's cost to render services to the Fund, until such time as the Directors determine an appropriate course of action.

                                   PROPOSAL 2
                       APPROVAL OF SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?
     The Board has approved the engagement of Aeltus as sub-adviser to each of the Funds other than the Aetna Technology Fund. Accordingly, on December 12, 2001, the Board of all the Aetna Funds, except the Aetna Technology Fund, approved new sub-advisory agreements between ING Pilgrim and Aeltus for each Fund ("Proposed Sub-Advisory Agreements"), provided that shareholders of the Funds approve the Proposed Management Agreements with ING Pilgrim (Proposal 1). Under the proposed arrangements, ING Pilgrim would have overall responsibility for the management of each Aetna Fund's portfolio. ING Pilgrim would, in turn, delegate portfolio management responsibilities to Aeltus as the sub-adviser for the Aetna Funds other than the Aetna Technology Fund. A form of the Proposed Sub-Advisory Agreement is included as Exhibit B.

     If approved by shareholders, each Proposed Sub-Advisory Agreement will remain in effect through December 31, 2002 and unless terminated early, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by a Fund's Board, or by the vote of a majority of the outstanding voting securities of a Fund, and in either case, (ii) by a majority of a Fund's Independent Directors who are also not parties to the Proposed Sub-Advisory Agreements.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENTS?
     Under the Proposed Sub-Advisory Agreements, Aeltus would act as Sub-Adviser to the Aetna Funds (other than the Aetna Technology Fund). In this capacity, Aeltus, subject to the supervision of the Board and ING Pilgrim, would provide a continuous investment program of evaluation, investment, sales, and reinvestment of each Fund's assets. In this regard, the advisory services to be performed by Aeltus under the Proposed Sub-Advisory Agreements are the same as the advisory services provided under the Current Agreements.

     Pursuant to the Proposed Sub-Advisory Agreements, Aeltus is paid a specific fee by ING Pilgrim. This fee is not paid directly by the Funds, so the adviser/sub-adviser arrangement would not increase the cost of advisory services.

     The Proposed Sub-Advisory Agreements provide that Aeltus will not be liable for any act or omission related to any portfolio for which Aeltus is not the sub-adviser nor for any act or omission related to any services provided except by reason of willful misfeasance, bad faith or negligence in the performance of those duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreements. The Proposed Sub-Advisory Agreements can be terminated by either party on 60 days' notice; by a Fund, a Fund's Board or by vote of the shareholders on 60 days' notice.

WHO IS AELTUS?
     Aeltus is a Connecticut corporation organized in 1972 and a registered investment adviser with the SEC. As of October 31, 2001, Aeltus managed approximately $41 billion in assets. The firm manages mutual funds and private and institutional accounts. It has its principal offices at 10 State House Square, Hartford, Connecticut 06103-3602. Both Aeltus and ING Pilgrim are under the common control of ING. Prior to December 13, 2000, Aeltus was an indirect wholly-owned subsidiary of Aetna Inc.

     Please refer to Appendix 8 to this Proxy Statement for more information regarding Aeltus, including the name of Aeltus' parent company and the names of its immediate parent companies. Appendix 8 also contains a list of the principal executive officers and directors of Aeltus and identifies those individuals currently serving as officers and/or Directors of the Company that are also officers and/or directors of Aeltus. Appendix 6 sets forth the amount of investment advisory fees that have been paid by the Funds to Aeltus, in its capacity as investment adviser, during each Fund's most recent fiscal year. Appendix 6 also sets forth the amount paid to any affiliated brokers during the recent fiscal year.

     As described further in Appendix 6, Aeltus serves as the sub-adviser to the Pilgrim Principal Protection Fund and the Pilgrim Principal Protection Fund II (collective, the "PPP Funds"), the Pilgrim Research Enhanced Index Fund and the Pilgrim VP Research Enhanced Index Fund (collectively, the "Index Funds"), registered investment companies not part of the Aetna fund complex. The PPP Funds have investment objectives similar to the Aetna Index Plus Protection Fund. The Index Funds have investment objectives similar to the Aetna Index Plus Large Cap Fund.

WHAT ARE THE PROPOSED SUB-ADVISORY FEES?
     As compensation for its services as investment adviser, each Fund would pay ING Pilgrim a monthly advisory fee as set forth under Proposal 1. ING Pilgrim would pay Aeltus an annual sub-advisory fee as set forth below. The investment sub-advisory fee would be paid by ING Pilgrim, not the Funds.

--------------------------------------------------------------- ------------------------------------ -------------------------------
                         AETNA RETAIL                               PROPOSED SUB-ADVISORY FEES*                  ASSETS
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Ascent                                                                  0.360%                 on first $500 million
                                                                              0.349%                 on next $500 million
                                                                              0.338%                 on next $500 million
                                                                              0.326%                 on next $500 million
                                                                              0.315%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Balanced                                                                0.360%                 on first $500 million
                                                                              0.338%                 on next $500 million
                                                                              0.315%                 on next $1 billion
                                                                              0.293%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Bond                                                                    0.225%                 on first $250 million
                                                                              0.214%                 on next $250 million
                                                                              0.203%                 on next $250 million
                                                                              0.191%                 on next $1.25 billion
                                                                              0.180%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Brokerage Cash Reserves                                                       0.090%                 on first $1 billion
                                                                              0.086%                 on next $2 billion
                                                                              0.081%                 over $3 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Crossroads                                                              0.360%                 on first $500 million
                                                                              0.349%                 on next $500 million
                                                                              0.338%                 on next $500 million
                                                                              0.326%                 on next $500 million
                                                                              0.315%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Government                                                              0.225%                 on first $250 million
                                                                              0.214%                 on next $250 million
                                                                              0.203%                 on next $250 million
                                                                              0.191%                 on next $1.25 billion
                                                                              0.180%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Growth                                                                  0.315%                 on first $250 million
                                                                              0.293%                 on next $250 million
                                                                              0.281%                 on next $250 million
                                                                              0.270%                 on next $1.25 billion
                                                                              0.248%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Growth and Income                                                       0.315%                 on first $250 million
                                                                              0.293%                 on next $250 million
                                                                              0.281%                 on next $250 million
                                                                              0.270%                 on next $1.25 billion
                                                                              0.248%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Index Plus Large Cap                                                    0.203%                 on first $500 million
                                                                              0.191%                 on next $250 million
                                                                              0.180%                 on next $1.25 billion
                                                                              0.169%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Index Plus Mid Cap                                                      0.203%                 on first $500 million
                                                                              0.191%                 on next $250 million
                                                                              0.180%                 on next $1.25 billion
                                                                              0.169%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------

--------------------------------------------------------------- ------------------------------------ -------------------------------
                         AETNA RETAIL                               PROPOSED SUB-ADVISORY FEES*                  ASSETS
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Index Plus Protection                                                   0.293%                 Guarantee Period
                                                                              0.203%                 Index Plus Large Cap Period
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Index Plus Small Cap                                                    0.203%                 on first $500 million
                                                                              0.191%                 on next $250 million
                                                                              0.180%                 on next $1.25 billion
                                                                              0.169%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna International                                                           0.383%                 on first $250 million
                                                                              0.360%                 on next $250 million
                                                                              0.349%                 on next $250 million
                                                                              0.338%                 on next $1.25 billion
                                                                              0.315%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Legacy                                                                  0.360%                 on first $500 million
                                                                              0.349%                 on next $500 million
                                                                              0.338%                 on next $500 million
                                                                              0.326%                 on next $500 million
                                                                              0.315%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Money Market                                                            0.180%                 on first $500 million
                                                                              0.158%                 on next $500 million
                                                                              0.153%                 on next $1 billion
                                                                              0.149%                 on next $1 billion
                                                                              0.135%                 over $3 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Principal Protection Fund                                               0.293%                 Guarantee Period
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Principal Protection Fund II                                            0.293%                 Guarantee Period
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Principal Protection Fund III                                           0.293%                 Guarantee Period
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Principal Protection Fund IV                                            0.293%                 Guarantee Period
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Small Company                                                           0.383%                 on first $250 million
                                                                              0.360%                 on next $250 million
                                                                              0.349%                 on next $250 million
                                                                              0.338%                 on next $1.25 billion
                                                                              0.326%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------
Aetna Value Opportunity                                                       0.315%                 on first $250 million
                                                                              0.293%                 on next $250 million
                                                                              0.281%                 on next $250 million
                                                                              0.270%                 on next $1.25 billion
                                                                              0.248%                 over $2 billion
--------------------------------------------------------------- ------------------------------------ -------------------------------

*As a percentage of average daily net assets

WHAT FACTORS DID THE BOARD CONSIDER?
     In considering whether to recommend that the Proposed Sub-Advisory Agreements be approved by shareholders, the Board considered, among other things, that the Proposed Sub-Advisory Agreements are important to the success of the overall plan to integrate the Funds with the Pilgrim Funds. The Board also considered the nature and quality of the advisory services that have been rendered by Aeltus to date and, in particular, the qualifications of Aeltus' professional staff and information related to Aeltus' past performance. In addition, the Board considered the importance of maintaining continuity of management should ING Pilgrim become the Funds' investment adviser (Proposal 1). Moreover, the Board noted that the overall advisory fees would remain the same and that the advisory services to be provided by Aeltus under the Proposed Sub-Advisory Agreements would be materially the same as the advisory services provided by Aeltus under the Current Agreements. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, on behalf of each Fund, including the unanimous vote of the Independent Directors, approved the Proposed Sub-Advisory Agreements and recommended that each Fund's shareholders vote for the Proposed Sub-Advisory Agreements.

WHAT IS THE REQUIRED VOTE?
     Shareholders of each Fund must separately approve the applicable Proposed Sub-Advisory Agreement with respect to that Fund. Approval of each Proposed Sub-Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of a Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of a Fund, or (ii) 67% or more of the shares of a Fund present at the meeting, if more than 50% of the outstanding shares of a Fund are represented at the meeting in person or by proxy.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?
     The Board recommends that you VOTE FOR the approval of the Proposed Sub-Advisory Agreements between ING Pilgrim and Aeltus. If any Proposed Sub-Advisory Agreement is not approved or if the Proposed Management Agreements with ING Pilgrim is not approved (Proposal 1), the Directors will determine what action, if any, should be taken. The Directors may consider proposing a different sub-adviser, or having no sub-adviser. In the alternative, Aeltus may nonetheless serve as sub-adviser to that Fund at the lesser of the fees that would be paid under the Proposed Sub-Advisory Agreements or Aeltus' cost to render services to the Fund, until such time as the Directors determine an appropriate course of action.

                                   PROPOSAL 3
                       APPROVAL OF SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?
     Currently, Aeltus has engaged Elijah to assist it in the management of the Aetna Technology Fund ("Technology Fund") pursuant to a sub-advisory agreement ("Current Sub-Advisory Agreement"). ING Pilgrim has agreed to enter into a new agreement with Elijah ("Proposed Sub-Advisory Agreement"), provided shareholders of the Fund approve the Proposed Management Agreement between ING Pilgrim (Proposal 1) and the Technology Fund. Under the Proposed Sub-Advisory Agreement, Elijah would provide the same services it currently provides under the Current Sub-Advisory Agreement. There would be no change in the sub-advisory fee.

     On December 12, 2001, the Board of the Technology Fund, including all of the Independent Directors, approved the Proposed Sub-Advisory Agreement between ING Pilgrim and Elijah. A copy of the Proposed Sub-Advisory Agreement is included as Exhibit C.

     If approved by shareholders, the Proposed Sub-Advisory Agreement will remain in effect through December 31, 2002 and unless terminated early, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Board, on behalf of the Technology Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and in either case, (ii) by a majority of the Fund's Independent Directors who are also not parties to the Proposed Sub-Advisory Agreement.

WHAT ARE THE TERMS OF THE CURRENT AGREEMENT?
     The Current Agreement states, among other things, that Elijah shall, under the supervision of the Board and Aeltus, regularly provide investment advice with respect to the assets held by Technology Fund and shall continuously supervise the investment and reinvestment of securities, instruments or other property (excluding cash and cash instruments) comprising the assets of Technology Fund.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?
     Under the Proposed Sub-Advisory Agreement, Elijah would act as Sub-Adviser to the Technology Fund. In this capacity, Elijah, subject to the supervision of the Directors of the Fund and ING Pilgrim, would provide a continuous investment program of evaluation, investment, sales, and reinvestment of the Fund's assets. The Proposed Sub-Advisory Agreement is the same in many respects as the Current Sub-Advisory Agreement.

     The Proposed Sub-Advisory Agreement provides that Elijah will not be liable for any act or omission related to any portfolio for which Elijah is not the sub-adviser nor for any act or omission related to any services provided except by reason of willful misfeasance, bad faith or negligence in the performance of those duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement can be terminated by either party on 60 days' notice by the Fund, the Fund's Board or by vote of the shareholders on 60 days' notice.

     The Current Sub-Advisory Agreement became effective on January 19, 2000, and was last approved by the Board on December 12, 2001 and shareholders on November 22, 2000 in connection with the sale of Aeltus to ING, as discussed in Appendix 3. During the Fund's last fiscal year, Elijah received approximately $57,445 from Aeltus under the Current Sub-Advisory Agreement.

WHO IS ELIJAH?
     Elijah, with its principal offices at 100 Pine Street, Suite 420, San Francisco, California 94111, is a Delaware limited liability company formed in January 1999. Elijah manages approximately $325 million as of October 31, 2001. Elijah provides investment advisory services for public and private investment funds, institutions, offshore funds, high net worth individuals and others. The outstanding voting interests of Elijah are owned by its members, including Messrs. Elijah and Berry (Technology Fund's portfolio managers). Please refer to Appendix 9 for information concerning Elijah's officers. Elijah is registered with the SEC as an investment adviser.

WHAT ARE THE PROPOSED SUB-ADVISORY FEES?
     As compensation for its services as investment adviser, the Fund would pay ING Pilgrim a monthly advisory fee as set forth in Proposal 1. ING Pilgrim would pay Elijah an annual investment sub-advisory fee of 0.50% of the Fund's average daily net assets, which is the same fee currently being paid. The investment sub-advisory fee would be paid by ING Pilgrim, not the Technology Fund.

WHAT FACTORS DID THE BOARD CONSIDER?
     In considering whether to recommend that the Proposed Sub-Advisory Agreement be approved by shareholders, the Board considered, among other things, the qualifications of Elijah's professional staff and information related to Elijah's past performance. In addition, the Board considered the importance of maintaining continuity of management should ING Pilgrim become the Fund's investment adviser (Proposal 1). Moreover, the Board noted that the sub-advisory fees effectively would remain the same and that the Proposed Sub-Advisory Agreement would be materially the same as the Current Sub-Advisory Agreement with Elijah. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, including the unanimous vote of the Independent Directors, approved the Proposed Sub-Advisory Agreement and recommended that the Fund's shareholders vote for the Proposed Sub-Advisory Agreement.

WHAT IS THE REQUIRED VOTE?
     Approval of the Proposed Sub-Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Technology Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?
     The Board recommends that you VOTE FOR the approval of the Proposed Sub-Advisory Agreement between ING Pilgrim and Elijah. If the Proposed Sub-Advisory Agreement is not approved or if the Proposed Management Agreement with ING Pilgrim is not approved (Proposal 1), the Directors will determine what action, if any, should be taken. The Directors may consider proposing a different sub-adviser, or having no sub-adviser. In the alternative, Elijah may nonetheless serve as sub-adviser to the Fund at the lesser of the fees that would be paid under the Proposed Sub-Advisory Agreement or Elijah's cost to render services to the Fund, until such time as the Directors determine an appropriate course of action.

                                   PROPOSAL 4
                APPROVAL OF MODIFICATION TO INVESTMENT OBJECTIVE

WHAT IS THE PROPOSAL?
     The Board has unanimously approved, and recommends that the shareholders of the International Fund approve a modification of the International Fund's investment objective. The proposal is intended to permit additional flexibility in managing the International Fund's assets. Because the International Fund's investment objective is "fundamental," shareholder approval is required to change it.

     International Fund's investment objective currently reads as follows:

         "The Aetna International Fund seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. The Aetna International Fund will not target any given level of current income."

     If the Proposal is approved, International Fund's investment objective would read as follows:

         "The Aetna International Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Aetna International Fund will not target any given level of current income."

     Approval of this Proposal will permit additional flexibility in managing the International Fund's assets by enhancing the Fund's ability to invest in the securities of Mexican and Canadian (i.e., North American, non-U.S.) companies. By making the International Fund's objective consistent with that of another fund managed by Aeltus which serves as an investment option for certain variable annuity and variable life contracts, the proposed change would also permit Aeltus to manage both funds in a consistent manner. The proposed modification is consistent with the Fund's investment theme of international investing.

WHAT IS THE REQUIRED VOTE?
     The affirmative vote of the lesser of (i) 67% or more of the International Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?
     The Board of Directors recommends that you VOTE FOR the modification of the International Fund's investment objective.

                                   PROPOSAL 5
           APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

WHAT IS THE PROPOSAL?
     The Company is organized as a Maryland corporation and operates under Articles of Incorporation (generically referred to in this Proposal as its "charter") that contains various provisions primarily relating to how the Company conducts business and how it is governed. At the Special Meeting, you will be asked to approve a revised charter in the form of Articles of Amendment and Restatement (the "Revised Charter"). The Revised Charter amends and restates the Company's existing charter in its entirety, while effecting a number of changes to the existing charter. The Board has unanimously approved the Revised Charter, subject to shareholder approval, and it is attached as Exhibit D to this Proxy Statement, marked to show changes from the Company's existing charter.

WHY IS THE CHARTER BEING AMENDED AND RESTATED?
     The modifications to the Company's charter are generally intended to add flexibility, clarify existing provisions, and to promote consistency among the charters for the various registered investment companies currently advised by Aeltus. For example, numerous provisions in the Revised Charter have been amended to modernize their treatment of different series (or "Funds") and the classes thereof. In other instances, the Revised Charter merely confirms Board powers implicit in the existing charter. Additionally, other provisions have been updated to reflect, among other things, last year's acquisition of Aeltus by ING, and to provide the Board with the authority to adopt qualifications in the Company's By-Laws that would be applicable to and binding upon the current and future Directors (or any designated subset thereof). The latter provision has been added to permit the Board to formally adopt a retirement policy in the By-Laws, pursuant to which an Independent Director's term of office would end upon reaching a specified age or under other circumstances. Another amendment is intended to address the fact that Maryland law permits a Maryland corporation to include in its charter a provision generally limiting the liability of its directors and officers to the corporation and the shareholders of the corporation for money damages. The existing charter would be further amended to permit the Directors, subject to applicable law, to liquidate a series or class without shareholder approval. Adoption of the Revised Charter will not alter in any way the Board's existing fiduciary obligations to act with due care and in the shareholders' interests. You should carefully review the Revised Charter, attached as Exhibit D, which is marked to show changes from the Company's existing charter.

WHAT HAPPENS IF SHAREHOLDERS DON'T APPROVE THE PROPOSAL?
     If the Company's Revised Charter is not approved by shareholders, the Company's existing charter will remain in effect. If shareholders of the Company approve the Revised Charter, the Revised Charter will be adopted in its entirety with all the amendments discussed above.

WHAT IS THE REQUIRED VOTE?
     Approval of the Company's Revised Charter requires the affirmative vote a majority of the Company's outstanding shares.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?
     The Board of Director's recommends that you VOTE FOR the adoption of the Revised Charter in the form included herein as Exhibit D, with such changes or other additions as the Board may subsequently approve to effectuate the purposes and interests contemplated and described herein.

                               GENERAL INFORMATION

WHAT ARE THE VOTING PROCEDURES?
     In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information agrees with the information provided to the Solicitor, then the Solicitor representative has the responsibility to explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder's instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will record the shareholder's instructions on the Ballot. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement Proxy Ballot(s), they may contact the Solicitor toll-free at 1-866-515-0313. As explained above, any proxy given by a shareholder is revocable until voted at the Special Meeting.

     Shareholders may also provide their voting instructions through telephone touch-tone or Internet voting. These options require shareholders to input a control number which is located on each Proxy Ballot. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?
     The Board has named J. Scott Fox and Wayne Baltzer as proxies. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your proxy but did not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT'S NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?
     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?
     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?
     As of the record date, each Fund (other than the Principal Protection Funds and Brokerage Cash Reserves) offered five classes of shares to the public: Class A, Class B, Class C, Class I and Class O shares. The Principal Protection Funds offer two classes of shares: Class A and Class B. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any; (b) the different distribution and/or service fees, if any, borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Brokerage Cash Reserves did not offer separate classes of shares. Appendix 1 sets forth the number of shares of each class of each Fund issued and outstanding as of the record date. Shareholders of each Fund will vote on each applicable Proposal as a single class regardless of the class of shares they own.

     The presence in person or by proxy of a Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting with respect to one or more Funds, the Meeting may be adjourned by a majority of the applicable Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the Proposal. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of a "no" vote.

     The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

     Some shares of a Fund may be held by affiliates of Aeltus, including Aetna Life Insurance and Annuity Company ("ALIAC") in various capacities and will be voted in the following manner: shares of a Fund owned beneficially by Aeltus or an affiliate of Aeltus as an initial capital investment in a Fund or other direct investment of the ALIAC affiliate will be voted in favor of the Proposals. Shares of a Fund held of record by an ALIAC affiliate as trustee or custodian in connection with an employee benefit plan will only be voted in accordance with actual instructions received from such employee benefit plan or, under some plans, the plan participants. With respect to shares of a Fund held by ALIAC in its Variable Annuity Account F as depositor under variable annuity contracts, this Proxy Statement is used to solicit instructions for voting shares of each Fund relating to such contract holders' interests in each Fund. ALIAC will only vote shares of each Fund held through Variable Annuity Account F in accordance with actual instructions from such contract holders and will not vote shares for which no instructions are received.

     The number of shares that you may vote is the total of the number shown on the Proxy Ballot accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

                                                                                                         APPENDIX 1

                       NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE, DECEMBER 12, 2001
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 AETNA FUND                      CLASS A            CLASS B          CLASS C            CLASS I         CLASS O      TOTAL SHARES
                                                                                                                      OUTSTANDING
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Ascent                          2,434,544.263       18,395.618       208,877.017      3,139,157.037                   5,800,973.935
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Balanced                        3,282,326.999      114,738.835       167,163.602      6,513,367.304                   10,077,596.74
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Bond                            4,698,339.181       83,225.246        90,811.861      3,556,165.677   10,455.366      8,438,997.331
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Brokerage Cash Reserves                                                                                              398,865,106.70
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Crossroads                      3,416,630.151       18,718.177        12,484.276       3,790212.952                   7,238,045.556
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Government                      2,525,245.579       52,838.595        64,051.935      1,762,613.598                   4,404,749.707
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Growth                          7,306,822.175      269,234.436       178,925.396     11,746,930.104                  19,501,912.111
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Growth and Income               6,595,709,884       69,765.296       100,033.496     30,721,404.837                  37,486,913.513
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Index Plus Large Cap           12,755,870.931    2,112,452.872         1,942,082      9,858,627.275    4,809.498     26,673,842.576
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Index Plus Mid Cap              1,865,862.021      140,508.305       170,237.274         67,446.283    6,953.243      2,251,007.126
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Index Plus Protection             547,599.182    4,314,348.510                                                        4,861,947.692
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Index Plus Small Cap              472,359.993       48,098.796        36,028.515        333,846.588    5,461.613        895,795.505
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 International                   7,161,137.954      146,141.890       307,255.727      3,798,426.292    4,204.175     11,417,166.038
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Legacy                          2,195,612.574       13,718,063        24,302.647      2,052,000.819                   4,285,634.103
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Money Market                  204,689,781.309    1,208,442.870    11,612,173.310    230,035,098.810                 447,545,496.299
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Principal Protection            1,604,923.600   11,509,050.417                                                       13,113,974.017
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Principal Protection II           847,311.809    9,728,923.107                                                       10,576,234.916
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Principal Protection III          987,937.695    8,126,914.411                                                        9,114,852.106
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Principal Protection IV           529,069.247    5,199,401.034                                                        5,728,470.281
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Small Company                   5,789,025.356       89,583.455       312,732.368     14,010,853.030                  20,202,194.209
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Technology                      2,470,405.922      321,145.681       194,310.578        210,854.663   22,023.179      3,218,740.023
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------
 Value Opportunity               1,392,357.571       34,900.538        38,307.722         32,927.381                   1,498,493.212
 -------------------------- ------------------- ---------------- ----------------- ------------------ ------------ -----------------

                                                                                                                  APPENDIX 2

                                    BENEFICIAL OWNERS OF MORE THAN 5% OF A FUND
                                              AS OF DECEMBER 12, 2001

                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
Aetna Ascent Fund:
-----------------
                                 Class A  ING National Trust                                    2,296,181.934              90.68%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001

                                 Class B  State Street Bank & Trust Co. (Cust.)                    11,155.048              60.64%
                                          FBO Edward H. Neiman
                                          IRA
                                          4903 N. Arizona Rd.
                                          Apache Junction, AZ 85219-9420

                                          State Street Bank & Trust Co. (Cust.)                     1,787.455               9.72%
                                          FBO Margaret R. Smith
                                          Conversion Roth IRA
                                          6240 Taylor
                                          Groves, TX 77619-5678

                                          Donaldson Lufkin Jenrette                                 1,022.495               5.56%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                 Class C  Donaldson Lufkin Jenrette                                14,861.207               7.11%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                 Class I  ALIAC Separate Account F                              2,345,687.465              74.83%
                                          Central Valuation Unit TN41
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001

                                          Mac & Co.                                               531,399.097              16.95%
                                          AEOF1956432
                                          Mellon Bank NA
                                          Mutual Funds Dept.
                                          PO Box 3198
                                          Pittsburgh, PA 15230-3198

                                          ING National Trust                                      227,276.741               7.25%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001

 Aetna Balanced Fund:
 -------------------
                                 Class A  ING National Trust                                    2,381,773.846              70.02%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06155-0001


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------

                                 Class B  First Clearing Corp                                       9,593.223               8.24%
                                          A/C 1297-3087
                                          Thomas Baker IRA
                                          FCC Cust.
                                          13587B Clay Pl.
                                          Broomfield, CO 80020-5147

                                          Fiserv Securities, Inc.                                   7,406.449               6.37%
                                          FAO 48043947
                                          Attn: Mutual Funds
                                          One Commerce Square
                                          2005 Market St. Suite 1200
                                          Philadelphia, PA 19103-7084

                                 Class C  Donaldson Lufkin Jenrette                                11,230.242               6.72%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Donaldson Lufkin Jenrette                                 9,832.075               5.88%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                 Class I  ING National Trust                                    1,604,677.329              24.64%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001

                                          ALIAC Separate Account F                              1,549,807.206              23.80%
                                          Central Valuation Unit TN41
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001

                                          Mac & Co.                                             1,164,109.304              17.88%
                                          AEOF1956432
                                          Mellon Bank NA
                                          Mutual Funds Dept.
                                          PO Box 3198
                                          Pittsburgh, PA 15230-3198

 Aetna Bond Fund:
 ---------------
                                 Class A  ING National Trust                                    3,953,034.392              84.06%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06155-0001

                                 Class B  Sue H. Ramsey                                            16,457.890              19.78%
                                          881 North 44th Cul.
                                          Showlow, AZ 85901-3151

                                          RBC Dain Raucher (Cust.)                                 12,988.476              15.61%
                                          Judith A. Nicholls
                                          IRA
                                          2586 Davos Tr.
                                          Vail, CO 81657-4234


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                          Doris Jane James                                          6,717.460               8.07%
                                          5000 Graceland Blvd. #205
                                          Racine, WI 53406-3662

                                          Fiserv Securities, Inc.                                   5,127.945               6.16%
                                          FAO 48093824
                                          Attn: Mutual Funds
                                          One Commerce Square
                                          2005 Market St. Suite 1200
                                          Philadelphia, PA 19103-7804

                                          Donaldson Lufkin Jenrette                                 4,972.608               5.97%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          PaineWebber for the Benefit of                            4,920.247               5.91%
                                          UBS PaineWebber CDN
                                          FBO Eugenia Mann
                                          PO Box 3321
                                          Weehawken, NJ 07086-8154

                                          State Street Bank & Trust Co. (Cust.)                     4,582.717               5.51%
                                          FBO John A. Stanislas
                                          Rollover IRA
                                          196 Montgomery
                                          Chicopee, MA 01020-1911

                                 Class C  State Street Bank & Trust Co. (Cust.)                     6,892.307               7.59%
                                          FBO Steven Shenker
                                          Rollover IRA
                                          26025 Mesa Oak
                                          San Antonio, TX 78255-3533

                                          Donaldson Lufkin Jenrette                                 5,725.191               6.30%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Clyde W. Zonker & Joanne Z. Zonker, JTWROS                5,643.010               6.21%
                                          10828 S.E. 179th Ln.
                                          Summerfield, FL 34491-8411

                                          Donaldson Lufkin Jenrette                                 5,206.964               5.73%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Doris H. Luckadoo                                         5,051.503               5.56%
                                          12016 Baywoods Dr.
                                          Tega Cay, SC 29708-8329

                                 Class I  ALIAC Separate Account F                              2,036,539.996              57.16%
                                          Central Valuation Dept. TN41
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                          ING National Trust                                      438,947.312              12.32%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06155-0001

                                 Class O  Ernesto David Robles                                      4,277.567              40.91%
                                          21 West 86th St. Apt. 507
                                          New York, NY 10024-3604

                                          Aeltus Investment Management, Inc.                          965.074               9.23%
                                          Seed Account
                                          Attn: Chris Kurtz- SH14
                                          10 State House Sq.
                                          Hartford, CT 06103-3604

                                          Kyung S. Lee & Sung H. Lee, JTWROS                          948.767               9.07%
                                          512 Cross St. #2
                                          Harrison, NJ 07029-1212

                                          John P. Roche & Signe A. Roche, JTWROS                      932.836               8.92%
                                          84 South Beach St. Apt. 11
                                          Ormond Beach, FL 32174-6387

                                          Janet S. Jackson, Custodian                                 568.195               5.43%
                                          Kianna K. Jackson
                                          Uniform Transfers to Minors Act- California
                                          58 Tavella Pl.
                                          Foothill Ranch, CA 92610-2204

 Aetna Crossroads Fund:
 ---------------------
                                 Class A  ING National Trust                                    3,229,239.337              94.44%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class B  PaineWebber For the Benefit of                            7,759.501              38.23%
                                          PaineWebber CDN FBO
                                          Gregory A. Millerschone
                                          PO Box 3321
                                          Weehawken, NJ 07086-8154

                                          PaineWebber For the Benefit of                            4,788.091              25.53%
                                          PaineWebber CDN FBO
                                          Gregory J. Cioni
                                          PO Box 3321
                                          Weehawken, NJ 07086-8154

                                          State Street Bank & Trust Co. (Cust.)                     2,540.697              13.57%
                                          FBO Earl J. Robertson
                                          Rollover IRA
                                          3616 N.W. 34th St.
                                          Gainesville, FL 32605-2144

                                          PaineWebber For the Benefit of                            1,407.500               7.52%
                                          PaineWebber CDN FBO
                                          Jack D. Simmons
                                          PO Box 3321
                                          Weehawken, NJ 07086-8154


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                 Class C  A. Robin Broadfield & Connie J. Wineland JTWROS           3,180.675              25.48%
                                          5118 Chevy Chase Pkwy. N.W.
                                          Washington, DC 20008-2919

                                          State Street Bank & Trust Co. (Cust.)                     2,866.412              22.96%
                                          FBO Judith A. Kasecky
                                          Rollover IRA
                                          2876 Ben Franklin Hwy.
                                          Ebensburg, PA 15931-7422

                                          State Street Bank & Trust Co. (Cust.)                     2,101.437              16.83%
                                          FBO Joan N. Brennan
                                          Rollover IRA
                                          107 Clarendoh Dr. S.
                                          Nashville, NC 27856-1623

                                          Robert E. Loving & Brenda G. Loving JTWROS                1,152.512               9.23%
                                          7107 Tanya Ave.
                                          Richmond, VA 23228-4611

                                 Class I  ALIAC Separate Account F                              2,787,033.344              73.57%
                                          Central Valuation Unit TN41
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001

                                          ING National Trust                                      626,291.664              16.53%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06155-0001

                                          Mac & Co.                                               358,590.837               9.47%
                                          AEOF1956432
                                          Mellon Bank NA
                                          Mutual Funds Dept.
                                          PO Box 3198
                                          Pittsburgh, PA 15230-3198

 Aetna Government Fund:
 ---------------------
                                 Class A  ING National Trust                                    1,947,068.576              74.17%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                          Aetna Life Insurance & Annuity Co.                      461,472.037              17.58%
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001

                                 Class B  Donaldson Lufkin Jenrette                                19,605.670              38.87%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Harriet Karol, Trustee                                    7,445.408              14.76%
                                          FBO The Harriet Karol Trust
                                          DTD 11/21/1985
                                          2530 Renata Ct. St.
                                          Thousand Oaks, CA 91362-4918


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                          Margaret N. Maples, Trustee                               4,947.670               9.81%
                                          Mapels Family Revocable Living Trust
                                          U/A DTD 12/15/1997
                                          16127 N.E. 90th Way #3604
                                          Redmond, WA 98052-7759

                                          Donaldson Lufkin Jenrette                                 4,342.187               8.61%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                 Class C  Donaldson Lufkin Jenrette                                 8,332.458              13.01%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Donaldson Lufkin Jenrette                                 4,859.086               7.59%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Donaldson Lufkin Jenrette                                 4,540.584               7.09%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                 Class I  ALIAC Separate Account F                              1,364,301.182              77.16%
                                          Central Valuation Unit TN41
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001

                                          ING National Trust                                      322,633.798              18.25%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

 Aetna Growth and Income Fund:
 ----------------------------
                                 Class A  ING National Trust                                    4,744,381.874              71.94%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class B  Raymond L Cole & Elaine E. Cole, JTWROS                   6,016.837               8.62%
                                          48 Vt. Rt. 30
                                          Wells, VT 05774-9758

                                 Class C  State Street Bank & Trust Co. (Cust.)                    20,172.842              20.17%
                                          FBO Josephine S. Malley
                                          Roth Conversion IRA
                                          2 Virginia Rd.
                                          Terryville, Ct. 06786-5501

                                 Class I  Mac & Co.                                             20,932173.873              68.14%
                                          AEOF1956432
                                          Mellon Bank NA
                                          Mutual Funds Dept.
                                          PO Box 3198
                                          Pittsburgh, PA 15230-3198


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                          ALIAC Separate Account F                              4,236,926.752              13.79%
                                          Central Valuation Unit TN41
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                          ING National Trust                                    3,729,454.954              12.14%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

 Aetna Growth Fund:
 -----------------
                                 Class A  ING National Trust                                    5,578,137.165              76.28%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class B  Donaldson Lufkin Jenrette                                15,184.696               5.64%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                 Class C  No 5% Beneficial Owners

                                 Class I  Mac & Co.                                             9,078,489.726              77.42%
                                          AEOF1956432
                                          Mellon Bank NA
                                          Mutual Funds Dept.
                                          PO Box 3198
                                          Pittsburgh, PA 15230-3198

                                          ALIAC Separate Account F                              1,833,289.889              15.63%
                                          Central Valuation Unit
                                          151 Farmington Ave. TN41
                                          Hartford, CT 06156-0001

 Aetna Index Plus Large Cap Fund:
 -------------------------------
                                 Class A  ING National Trust                                    9,597,268.909              75.17%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class B  No 5% Beneficial Owners

                                 Class C  No 5% Beneficial Owners

                                 Class I  ALIAC Separate Account F                              3,912,569.271              39.73%
                                          Central Valuation Unit
                                          151 Farmington Ave TN41
                                          Hartford, CT 06156-0001

                                          Mac & Co.                                             3,371,216.403              34.23%
                                          AEOF 1956432
                                          Mellon Bank NA
                                          Mutual Funds Dept.
                                          PO Box 3198
                                          Pittsburgh, PA 15230-3198


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                          ING National Trust                                    1,736,735.436              17.63%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class O  Frederick D. Mercaldo & V.N. Mercaldo JTWROS                884.643              18.39%
                                          1007 Wilde Ave.
                                          Drexel Hill, PA 19026-4031

                                          Aeltus Investment Management, Inc.                          638.570              13.28%
                                          Seed Account
                                          Attn: Chris Kurtz- SH14
                                          10 State House Sq.
                                          Hartford, CT 06103-3604

                                          Alice Kaczorowski & Toniann Ortega, JTWROS                  515.464              10.72%
                                          924 Brown St.
                                          Wilmington, DE 19805-4811

                                          Arline Loh & Danny Loh, JTWROS                              344.116               7.15%
                                          3315 Breidablik Dr.
                                          Wilmington, DE 19807-1924

 Aetna Index Plus Mid Cap Fund:
 -----------------------------
                                 Class A  ING National Trust                                    1,074,748.966              57.87%
                                          151 Farmington Ave.
                                          Central Valuation Unit TN41
                                          Hartford, CT 06101-5900

                                 Class B  Janney Montgomery Scott, LLC                              8,362.214               5.95%
                                          Trustees of Clifton Heights
                                          Borough Police Pension Plan
                                          1801 Market St.
                                          Philadelphia, PA 19103-1628

                                 Class C  Donaldson Lufkin Jenrette                                 9,209.546               5.49%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303

                                          Donaldson Lufkin Jenrette                                 8,806.431               5.25%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303

                                 Class I  Byrn Family Charitable Trust                             20,990.764              31.12%
                                          N. Ricky Byrn, Trustee
                                          U/A 04/05/2001
                                          6605 Marsh Ave. NW
                                          Huntsville, AL 35806-1826

                                          State Street Bank & Trust Co. (Cust.)                     4,829.913               7.16%
                                          FBO John D. Stiefel
                                          Roth Conversion IRA
                                          19 Sage Rd.
                                          Wethersfield, CT 06109-4057


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                          Lynn Larson                                               4,629.684               6.86%
                                          1365 Constitution Cir.
                                          Tallahassee, FL 32308-7749

                                          Harold G. Nahigian & Queenie Nahigian JTWROS              4,207.773               6.24%
                                          4230 Chevy Chase Dr.
                                          La Canada Flintridge, CA 91011-3844

                                          State Street Bank & Trust Co. (Cust.)                     3,720.832               5.52%
                                          FBO Lawrence B. France III
                                          Rollover IRA
                                          708 N. Wakefield St.
                                          Arlington ,VA 22203-2026

                                          George R. Stewart                                         3,519.837               5.22%
                                          1340 W. Larkspur Ln.
                                          River Hills, WI 53217-2117

                                 Class O  Aeltus Investment Management, Inc.                          805.153              11.58%
                                          Seed Account
                                          Attn: Chris Kurtz- SH14
                                          10 State House Sq.
                                          Hartford, CT 06103-3604

                                          Rudy Wolfs                                                  786.713              11.31%
                                          2225 Brackenville Rd.
                                          Hockessin, DE 19707-9571

                                          Alice Kaczorowski & Toniann Ortega, JTWROS                  655.594               9.43%
                                          924 Brown St.
                                          Wilmington, DE 19805-4811

                                          Arkadi Kuhlmann                                             481.232               6.92%
                                          1 Pheasants Ridge N.
                                          Wilmington, DE 19807-1541

 Aetna Index Plus Protection Fund:
 --------------------------------

                                 Class A  A.G. Edwards & Sons, Inc.                                49,348.234               9.01%
                                          C/F Larry F. Boudrie
                                          IRA Account
                                          222 Sandpine Rd.
                                          Indialantic, FL 32903-2116

                                 Class B  No 5% Beneficial Owners

 Aetna Index Plus Small Cap Fund:
 --------------------------------

                                 Class A  ING National Trust                                      313,222.104              66.58%
                                          Central Valuation Unit TN41
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class B  NFSC FEBO # B50-037060                                    3,642.987               7.57%
                                          James L. Holt
                                          5240 Loughborough
                                          St. Louis, MO 63109-3751


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                          PaineWebber FBO                                          2,544.529                5.29%
                                          PaineWebber Cust FBO
                                          Robert L. Mattox
                                          PO Box 3321
                                          Weehawken, NJ 07086-8154

                                 Class C  Robert E. Riecks & Peter B. Riecks,                      2,581.262                7.16%
                                          Co-Trustees
                                          The Marilyn B. Riecks Trust
                                          U/A DTD 04/25/1984
                                          Dones Tower A5A
                                          5480 N. Ocean Dr.
                                          Singer Island, FL 33404

                                          A.G. Edwards & Sons                                      2,555.366                7.09%
                                          Custodian For
                                          Jeffrey A. Niesen
                                          Rollover IRA Account
                                          20581 Porter Ranch Rd.
                                          Trabuco Cyn, CA 92679-3372

                                          Bear Stearns Securities Corp.                            2,054.140                5.70%
                                          FBO 654-96375-17
                                          1 Metrotech Center North
                                          Brooklyn, NY 11201-3870

                                          Donaldson Lufkin Jenrette                                2,030.457                5.64%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Nancy Karen Kelly, Trustee                               1,928.934                5.35%
                                          Nancy Karen Kelly Trust
                                          U/A DTD 02/17/1989
                                          17381 Norwood Park Pl.
                                          Tustin, CA 92780-2338

                                 Class I  Aetna Life Insurance & Annuity, Co.                    307,811.123               92.20%
                                          Additional Investments
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001

                                 Class O  Brian H. Myres & Karla L. Myres, JTWROS                  1,941.748               35.55%
                                          7491 86th Ave.
                                          Clear Lake, MN 55319-9663

                                          Aeltus Investment Management, Inc.                         831.255               15.22%
                                          Seed Account
                                          Attn: Chris Kurtz- SH14
                                          10 State House Sq.
                                          Hartford, CT 06103-3604

                                          Arkadi Kuhlmann                                            498.504                9.13%
                                          1 Pheasants Ridge North
                                          Wilmington, DE 19807-1541

                                          Arline Loh & Danny Loh, JTWROS                             448.833                8.22%
                                          3315 Breidablik Dr.
                                          Wilmington, DE 19807-1924


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------

                                          State Street Bank & Trust Co. (Cust.)                      310.174                5.68%
                                          James R. Bingham, Jr.
                                          IRA Rollover Account
                                          2 Lower Valley Ln.
                                          Newark, DE 19711-6719

 Aetna International Fund:
 ------------------------

                                 Class A  ING National Trust                                   5,264,272.612               74.77%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class B  Estate of Dorothy F. Chellel                            12,380.812                8.47%
                                          Raymond J. Chellel, Executor
                                          7 Joann Dr.
                                          Barrington, RI 02806-2234

                                 Class C  Donaldson Lufkin Jenrette                               15,999.255                5.22%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                 Class I  Mac & Co.                                            2,148,505.907               56.08%
                                          AEOF1956432
                                          Mellon Bank NA
                                          Mutual Funds Dept.
                                          PO Box 3198
                                          Pittsburgh, PA 15230-3198

                                          ING National Trust                                     561,247.284               14.65%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class O  Aeltus Investment Management, Inc.                       1,189.061               28.28%
                                          Seed Account
                                          Attn: Chris Kurtz- SH14
                                          10 State House Sq.
                                          Hartford, CT 06103-3604

                                          Rudolf J. Polet                                            363.901                8.66%
                                          299 Hickory Dr.
                                          Kennet Square, PA 19348-1551

                                          State Street Bank & Trust Co. (Cust.)                      291.451                6.93%
                                          James R. Bingham Jr.
                                          IRA Rollover Account
                                          2 Lower Valley Ln.
                                          Newark, DE 19711-6719

                                          C.H. Van Rossem                                            279.140                6.64%
                                          506 Cranebrook Dr.
                                          Wilmington, DE 19803-2924


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
 Aetna Legacy Fund:
 -----------------
                                 Class A  ING National Trust                                   2,049,153.954               89.16%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class B  Barbara I. Meek                                          5,936.421               43.27%
                                          PO Box 623
                                          233 E. Jefferson St.
                                          Athena, OR 97813-0623

                                          Alice Meadows                                            3,771.832               27.50%
                                          12246 95th Pl. N.E.
                                          Kirkland, WA 98034-6210

                                          Clark H. Meadows, Trustee                                2,025.453               14.76%
                                          Meadows Family Irrevocable Trust
                                          UA 09/01/2000
                                          12246 95th Pl. N.E.
                                          Kirkland, WA 98034-6210

                                          Rita S. Gobert                                             803.213                5.86%
                                          1830 Corley St.
                                          Beaumont, TX 77701-8135

                                 Class C  State Street Bank & Trust Co. (Cust.)                    4,663.222               18.88%
                                          FBO Thressa Kaye Katt
                                          IRA
                                          1083 Heaven Ridge Rd.
                                          Essexville, MI 48732-1737

                                          State Street Bank & Trust Co. (Cust.)                    3,220.454               13.04%
                                          FBO V.A. Smith
                                          Rollover IRA
                                          722 Santa Clara Dr.
                                          Kingsville, TX 78363-3430

                                          Doris Newman & John E. Newman, Jt. Ten.                  3,081.227               12.48%
                                          2400 Payson Rd.
                                          Quincy, IL 62305-6474

                                          Jean C. Wood (Subject to DST TOD Rules)                  3,052.032               12.36%
                                          7983 Kenmore Dr.
                                          Mechanicsville, VA 23111-3617

                                          Gail Hoevet                                              1,905.029                7.71%
                                          8526 Timberwilde St.
                                          San Antonio, TX 78250-4429

                                 Class I  ALIAC Separate Account F                             1,212,613.784               59.16%
                                          Central Valuation Unit
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                          Mac & Co.                                              712,635.571               34.77%
                                          AEOF1956432
                                          Mellon Bank NA
                                          Mutual Funds Dept.
                                          PO Box 3198
                                          Pittsburgh, PA 15230-3198

                                          ING National Trust                                     109,618.400                5.35%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

 Aetna Money Market Fund:
 -----------------------

                                 Class A  ING National Trust                                  40,199,363.710               19.53%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class B  Roland V. Sherwood Jr.& Helen Sherwood                  84,150.010                6.96%
                                          Jt. Ten.
                                          11 Fairview Ave.
                                          Wallingford, CT 06492-4622

                                          State Street Bank & Trust Co. (Cust.)                   81,723.770                6.76%
                                          FBO Irene Pak
                                          Rollover IRA
                                          6744 Hazel St.
                                          Morton Grove, IL 60053-2358

                                          Donaldson Lufkin Jenrette                               75,486.470                6.25%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          H&R Block Financial Advisors, Inc.                      70,605.880                5.84%
                                          FBO 09005788
                                          751 Griswold St
                                          Detroit, MI 48226-3224

                                          Donaldson Lufkin Jenrette                               65,072.620                5.38%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          State Street Bank & Trust Co. (Cust.)                   64,677.530                5.35%
                                          FBO Dorothy A. Meyer
                                          Rollover IRA
                                          1487 Unit A Gustavo St.
                                          El Cajon, CA 92019

                                 Class C  Mueller Trade Bindery Corporation                    1,236,061.610               10.64%
                                          C/O Atty. Michael Dowley
                                          116 Washington St.
                                          Middletown, CT 06457-2818


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                          State Street Bank & Trust Co. (Cust.)                  805,418.080                6.94%
                                          FBO Tillie E. Bruell
                                          IRA Rollover
                                          2901 Willow Bridge Cir.
                                          Austin, TX 78703-1055

                                 Class I  ALIAC Separate Account F                           108,253,404.040               47.04%
                                          Central Valuation Unit TN41
                                          151 Farmington Ave
                                          Hartford, CT 06156-0001

                                          ING National Trust                                  19,885,370.770                8.64%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

 Aetna Principal Protection Fund:
 -------------------------------

                                 Class A  No 5% Beneficial Owners

                                 Class B  No 5% Beneficial Owners

 Aetna Principal Protection Fund II:
 ----------------------------------

                                 Class A  Raymond James & Associates, Inc.                        51,708.039                6.10%
                                          FBO Harry Benson, Trustee
                                          U/A DTD 01/01/1976
                                          Harry Benson Ltd. Partnership
                                          181 East 73rd St. 18A
                                          New York, NY 10021-3566

                                          Stephen Roberts & Karen Roberts, Trustees               49,752.708                5.87%
                                          The Roberts Family Trust
                                          U/A DTD 03/13/1991
                                          2542 Crestview Dr.
                                          Newport Beach, CA 92663-5625

                                 Class B  No 5% Beneficial Owners

 Aetna Principal Protection Fund III:
 -----------------------------------

                                 Class A  Singapore Airlines, Ltd.                                60,784.085                6.15%
                                          C/O Finance & Administration Mgr., America
                                          5670 Wilshire Blvd., Suite 1800
                                          Los Angeles, CA 90036-5618

                                          PaineWebber for the Benefit of                          59,574.857                6.03%
                                          Michael J. Brickman
                                          PO Box 879
                                          Charleston, SC. 29402-0879

                                          Debra J. Gilbert                                        49,548.561                5.02%
                                          141g Mockwell Ct.
                                          Dunwoody, GA 30338-4210

                                 Class B  No 5% Beneficial Owners


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------

 Aetna Principal Protection Fund IV:
 ----------------------------------

                                 Class A  Bear Stearns Securities Corporation                     31,594.712                5.97%
                                          FBO 619-95327-11
                                          1 Metrotech Center North
                                          Brooklyn, NY 11201-3870

                                 Class B  No 5% Beneficial Owners

 Aetna Small Company Fund:
 -------------------------

                                 Class A  ING National Trust                                   3,412,214.230               58.73%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class B  State Street Bank & Trust Co. (Cust.)                    5,755.068                6.42%
                                          FBO Theodore Snowert
                                          IRA
                                          11208 Claywood Dr.
                                          St. Louis, MO 63126-3416

                                 Class C  Donaldson Lufkin Jenrette                               16,119.027                5.16%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                 Class I  Mac & Co                                             4,567,001.358               32.61%
                                          AEOF1956432
                                          Mellon Bank NA
                                          Mutual Funds Dept.
                                          PO Box 3198
                                          Pittsburgh, PA 15230-3198

                                          Key Bank Co.                                         3,900,874.438               28.01%
                                          The Parker Hannifin Retirement Savings Plan
                                          4900 Tiedeman Rd.
                                          Brooklyn, OH 44144-2302

                                          ALIAC Separate Account F                             3,446,057.524               24.60%
                                          Central Valuation Unit
                                          151 Farmington Ave. TN41
                                          Hartford, CT 06101-5900

                                          ING National Trust                                   1,305,283.361                9.32%
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

 Aetna Technology Fund:
 ---------------------
                                 Class A  ING National Trust                                   1,651,444.683               67.28%
                                          AFS Central Valuation Unit TN41
                                          Attn: Gordon Elrod
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001

                                          Aetna Life Insurance & Annuity Co.                     138,026.683                5.62%
                                          151 Farmington Ave.
                                          Hartford, CT 06156-0001


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------

                                 Class B  No 5% Beneficial Owners

                                 Class C  Robert Egger, Trustee                                   19,411.074                9.99%
                                          Robert Egger Trust
                                          U/A DTD 03/09/1981
                                          FBO Robert Egger, Jr.
                                          538 Calle De La Sierra
                                          El Cajon, CA 92019-1241

                                 Class I  Donaldson Lufkin Jenrette                               13,605.296                6.45%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Wayne F. Baltzer & Linda A Baltzer, JTWROS              11,218.009                5.32%
                                          304 Tall Timbers Rd.
                                          Glastonbury, CT 06033-3344

                                 Class O  Alice Kaczorowski & Toniann Ortega, JTWROS               3,496.503               15.88%
                                          924 Brown St.
                                          Wilmington, DE 19805-4811

                                          Frederick D. Mercaldo & V.N. Mercaldo, JTWROS            3,086.420               14.01%
                                          1007 Wilde Ave.
                                          Drexel Hill, PA 19026-4031

                                          Aeltus Investment Management, Inc.                       2,028.398                9.21%
                                          Seed Account
                                          Attn: Chris Kurtz- SH14
                                          10 State House Sq.
                                          Hartford, CT 06103-3604

                                          State Street Bank & Trust Co. (Cust.)                    1,990.640                9.04%
                                          Vladimer Ortega
                                          IRA Rollover Account
                                          211 Village Rd.
                                          Wilmington, DE 19805-1308
 Aetna Value Opportunity Fund:
 ----------------------------

                                 Class A  ING National Trust                                   1,103,227.621               79.86%
                                          Central Valuation Unit TN41
                                          151 Farmington Ave.
                                          Hartford, CT 06101-5900

                                 Class B  Donaldson Lufkin Jenrette                                2,472.786                7.09%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Donaldson Lufkin Jenrette                                2,400.000                6.88%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Bear Stearns Securities Corp.                            2,173.188                6.23%
                                          FBO 592-65437-10
                                          1 Metrotech Center North
                                          Brooklyn, NY 11201-3870


                                                                                                  AMOUNT AND
                                                                                                  NATURE OF
                                                                                                  BENEFICIAL              PERCENT
FUND NAME AND CLASS:               NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP*              OF CLASS
-------------------                ------------------------------------                           ----------              --------
                                          Donaldson Lufkin Jenrette                                1,949.382                5.59%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                 Class C  Helen D. Owens                                           6,311.929               16.48%
                                          4956 Windhaven Ct.
                                          Atlanta, GA 30338-5106

                                          R. Gary Reeder, Trustee                                  5,691.607               14.86%
                                          Josephine Irene Gaskill Irrevocable Living Trust
                                          UA 12/20/2000
                                          1703 21st St. West
                                          Palmetto, FL 34221-6134

                                          Donaldson Lufkin Jenrette                                3,026.635                7.90%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                          Donaldson Lufkin Jenrette                                2,271.819                5.93%
                                          Securities Corporation, Inc.
                                          PO Box 2052
                                          Jersey City, NJ 07303-2052

                                 Class I  Lawrence B. France III                                   5,950.694               18.07%
                                          708 North Wakefield St.
                                          Arlington, Va. 22203-2026

                                          State Street Bank & Trust Co. (Cust.)                    4,680.579               14.21%
                                          FBO John D. Stiefel
                                          Roth Conversion IRA
                                          19 Sage Rd.
                                          Wethersfield, CT 06109-4057

                                          State Street Bank & Trust Co. (Cust.)                    1,749.955                5.31%
                                          FBO Waltraud Bockholdt
                                          Rollover IRA
                                          705 Middle Tpk.
                                          Storrs, CT 06268-1304

 Brokerage Cash Reserves Fund:
 ----------------------------

                                          Pershing Div. of DLJ Secs. Corp.                   398,865,106.700                 100%
                                          for Exclusive Benefit of Aetna
                                          Customer Accounts
                                          1 Pershing Plaza
                                          Jersey City, NJ 07399-0002

                                                                                                         APPENDIX 3

                DATES RELATING TO INVESTMENT ADVISORY AGREEMENTS
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
                                                                                         DATE CURRENT             DATE CURRENT
                                                               EFFECTIVE                  INVESTMENT           INVESTMENT ADVISORY
                                                            DATE OF CURRENT        ADVISORY AGREEMENT LAST       AGREEMENT LAST
                                  COMMENCEMENT OF         INVESTMENT ADVISORY            APPROVED BY               APPROVED BY
  FUND*                             OPERATIONS                 AGREEMENT                  THE BOARD              SHAREHOLDERS**
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Ascent                      January 4, 1995          January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Balanced                    December 27, 1991        January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Bond Fund                   December 27, 1991        January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Brokerage Cash Reserves     September 7, 1999        January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Crossroads                  January 4, 1995          January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Government Fund             December 22, 1993        January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Growth                      January 4, 1994          January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Growth and Income           December 27, 1991        January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Index Plus Large Cap        December 10, 1996        January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Index Plus Mid Cap          February 3, 1998         January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Index Plus Small Cap        February 3, 1998         January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  International               December 27, 1991        January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Legacy                      January 4, 1995          January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Money Market                December 27, 1991        January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Principal Protection        August 6, 1999           January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Principal Protection II     October 7, 1999          January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Principal Protection III    March 1, 2000            January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Principal Protection IV     July 6, 2000             January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Small Company               January 4, 1994          January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Technology                  March 1, 2000            January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------
  Value Opportunity           February 2, 1998         January 1, 2002             December 12, 2001         November 22, 2000
  --------------------------- ------------------------ --------------------------- ------------------------- -----------------------

 * In December 1999, the Board approved the revision of certain Funds' Investment Advisory Agreements in order to continue specific expense limitation provisions and to make immaterial changes to clarify certain provisions and to promote uniformity among all the Agreements. In those cases, the date of the agreement may be later than the dates of approval by the Board and shareholders.
 ** Aetna Inc. ("Aetna"), the former indirect parent company of Aeltus, sold its financial services and international businesses, including Aeltus, to ING. The Aetna-ING transaction resulted in a change in ownership of Aetna's financial services and international businesses, which may have been deemed to cause a "change in control" of Aeltus, even though the services provided by Aeltus to the Funds were not expected to be materially affected as a result. A "change in control" may have caused each Fund's investment advisory agreement with Aeltus and the sub-advisory agreement with Elijah for the Technology Fund, to which Aeltus is a party, to terminate. Accordingly, in order to ensure continuity of service, shareholder approval of the current agreements was sought and received.

The effective date of each Proposed Management Agreement will be March 1, 2002.

                                                                      APPENDIX 4

                            FUND EXPENSE LIMITATIONS

     The following table shows the expense limitation for each Fund under the new expense limitation agreements.


               FUNDS                                       EXPENSE LIMITATION
               -----                                       ------------------
               AETNA INTERNATIONAL
               Class A                                            1.60%
               Class B                                            2.35%
               Class C                                            2.35%
               Class I                                            1.35%

               AETNA SMALL COMPANY
               Class A                                            1.50%
               Class B                                            2.25%
               Class C                                            2.25%
               Class I                                            1.25%

               AETNA VALUE OPPORTUNITY
               Class A                                            1.35%
               Class B                                            2.10%
               Class C                                            2.10%
               Class I                                            1.10%

               AETNA TECHNOLOGY
               Class A                                            1.75%
               Class B                                            2.50%
               Class C                                            2.50%
               Class I                                            1.50%

               AETNA BOND
               Class A                                            1.00%
               Class B                                            1.75%
               Class C                                            1.75%
               Class I                                            0.75%

               AETNA GOVERNMENT
               Class A                                            0.95%
               Class B                                            1.70%
               Class C                                            1.70%
               Class I                                            0.70%

               AETNA INDEX PLUS LARGE CAP
               Class A                                            0.95%
               Class B                                            1.70%
               Class C                                            1.70%
               Class I                                            0.70%

               AETNA INDEX PLUS MID CAP
               Class A                                            1.00%
               Class B                                            1.75%
               Class C                                            1.75%
               Class I                                            0.75%

               AETNA INDEX PLUS SMALL CAP
               Class A                                            1.00%
               Class B                                            1.75%
               Class C                                            1.75%
               Class I                                            0.75%

               AETNA INDEX PLUS PROTECTION
               Class A                                            1.50%
               Class B                                            2.25%
               Class C                                            2.25%
               Class I                                            1.25%

               AETNA ASCENT
               Class A                                            1.25%
               Class B                                            2.00%
               Class C                                            2.00%
               Class I                                            1.00%

               AETNA CROSSROADS
               Class A                                            1.20%
               Class B                                            1.95%
               Class C                                            1.95%
               Class I                                            0.95%

               AETNA LEGACY
               Class A                                            1.15%
               Class B                                            1.90%
               Class C                                            1.90%
               Class I                                            0.90%

               AETNA PRINCIPAL PROTECTION
               Class A                                            1.50%
               Class B                                            2.25%
               Class C                                            2.25%
               Class I                                            1.25%

               AETNA PRINCIPAL PROTECTION II
               Class A                                            1.50%
               Class B                                            2.25%
               Class C                                            2.25%
               Class I                                            1.25%

               AETNA PRINCIPAL PROTECTION III
               Class A                                            1.50%
               Class B                                            2.25%
               Class C                                            2.25%
               Class I                                            1.25%

               AETNA PRINCIPAL PROTECTION IV
               Class A                                            1.50%
               Class B                                            2.25%
               Class C                                            2.25%
               Class I                                            1.25%

               AETNA BROKERAGE CASH RESERVES                      0.95%

                                                                      APPENDIX 5

            ADDITIONAL INFORMATION ABOUT ING PILGRIM INVESTMENTS, LLC

     ING Pilgrim Investments, LLC ("ING Pilgrim"), a Delaware limited liability company, serves as the investment adviser to the Pilgrim Funds. Organized in December, 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly owned subsidiary of ING Groep N.V. ("ING") which is located at Straninskylaan 2631, 1077zz Amsterdam, P.O. Box 810, 1000 Av Amsterdam, the Netherlands. ING Pilgrim is an indirect wholly owned subsidiary of ING Pilgrim Capital Corporation which is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034, which in turn is a subsidiary of ReliaStar Financial Corp which is located at 20 Washington Avenue South, Minneapolis, MN 55401.

                       PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF ING PILGRIM INVESTMENTS, LLC

 --------------------------------- ----------------------------------- -------------------------------------------------------------
 NAME*                                 POSITIONS AND OFFICES WITH                    OTHER PRINCIPAL POSITION(S) HELD
                                           INVESTMENT ADVISER
 --------------------------------- ----------------------------------- -------------------------------------------------------------
 John G. Turner                    Director                            Mr. Turner is currently a Trustee and Vice Chairman of ING
 20 Washington Avenue South                                            Americas. Mr. Turner is also a Director of the Aetna Funds.
 Minneapolis, MN  55401                                                Mr. Turner was formerly Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance
                                                                       Co. (1993-2000); Chairman of ReliaStar United Services Life
                                                                       Insurance Company and ReliaStar Life Insurance Company of
                                                                       New York (since 1995); Chairman of Northern Life Insurance
                                                                       Company (since 1992); Chairman and Director/Trustee of the
                                                                       Northstar affiliated investment companies (since October
                                                                       1993). Mr. Turner was formerly Director of Northstar
                                                                       Investment Management Corporation and its affiliates
                                                                       (1993-1999); Mr. Turner is a director of Aeltus Investment
                                                                       Management, Inc. Mr. Turner is also chairman and a
                                                                       director/trustee of each of the Pilgrim Funds.
 --------------------------------- ----------------------------------- -------------------------------------------------------------
 James M. Hennessy*                President, Chief Operating          President and Chief Executive Officer of each of the Pilgrim
                                   Officer and Director                Funds (since February 2001); Chief Operating Officer of each of the Pilgrim Funds (since July 2000); Director, President and Chief Operating Officer of ING Pilgrim Group, LLC, ING
                                                                       Pilgrim Investments, LLC, ING Pilgrim Capital Corporation,
                                                                       LLC, and other subsidiaries of ING Pilgrim Capital
                                                                       Corporation, LLC. Director of ING Pilgrim Securities, Inc.
                                                                       Mr. Hennessy has held various other executive positions with
                                                                       ING Pilgrim and the Pilgrim Funds for more than the last
                                                                       5 years.
 --------------------------------- ----------------------------------- -------------------------------------------------------------
  Michael J. Roland*               Senior Vice President and Chief     Senior Vice President and Chief Financial Officer, ING
                                   Financial Officer                   Pilgrim Group, LLC, ING Pilgrim and ING Pilgrim Securities,
                                                                       Inc. (since June 1998); Senior Vice President and Principal
                                                                       Financial Officer of most of the Pilgrim Funds. He served in same capacity from January 1995-- April 1997. Formerly,
                                                                       Chief Financial Officer of Endeaver Group (April 1997 to
                                                                       June 1998).
 --------------------------------- ----------------------------------- -------------------------------------------------------------
  William H. Rivoir*               Senior Vice President and           Senior Vice President and Assistant Secretary (June, 1998 to
                                   Secretary                           Present), Pilgrim Investments, Inc.; President (January,
                                                                       1998 to June, 1998), Rivoir & Associates, P.C.; President
                                                                       (March, 1992 to February, 1997), Rivoir & Kiese, Ltd.;
                                                                       Agency Director (March, 1989 to February, 1992), State of
                                                                       Arizona.
 --------------------------------- ----------------------------------- -------------------------------------------------------------

* The principal business address is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

           OFFICERS OF THE FUNDS EFFECTIVE THE DATE ING PILGRIM BECOMES INVESTMENT ADVISER (PROPOSAL 2)
 -------------------------------------- ------------------------------------ -------------------------------------------------------
 NAME AND AGE                                        POSITION                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 -------------------------------------- ------------------------------------ -------------------------------------------------------
 James M. Hennessy                      President, Chief Executive           President and Chief Executive Officer of each of the
 (Age 52)                               Officer, and Chief Operating         Pilgrim Funds (since February 2001); Chief Operating
 7337 E. Doubletree Ranch Rd.           Officer                              Officer of each of the Pilgrim Funds (since July
 Scottsdale, Arizona  85258                                                  2000); Director, President and Chief Operating Officer
                                                                             of ING Pilgrim Group, LLC, ING Pilgrim Investments,
                                                                             LLC, ING Pilgrim Capital Corporation, LLC, and other
                                                                             subsidiaries of ING Pilgrim Capital Corporation, LLC.
                                                                             Director of ING Pilgrim Securities, Inc. Mr. Hennessy
                                                                             has held various other executive positions with ING
                                                                             Pilgrim and the Pilgrim Funds for more than the last
                                                                             5 years.
 -------------------------------------- ------------------------------------ -------------------------------------------------------
 Stanley D. Vyner                       Executive Vice President and Chief   Executive Vice President of most of the Pilgrim Funds
 (Age 51)                               Investment Officer --                (since July 1996). Formerly, President and Chief
 7337 E. Doubletree Ranch Rd.           International Equities               Executive Officer of ING Pilgrim (August 1996 -August
 Scottsdale, Arizona  85258                                                  2000).
  -------------------------------------- ------------------------------------ ------------------------------------------------------
 Michael J. Roland                      Senior Vice President and            Senior Vice President and Chief Financial Officer, ING
 (Age 43)                               Principal Financial Officer          Pilgrim Group, LLC, ING Pilgrim and ING Pilgrim
 7337 E. Doubletree Ranch Rd.                                                Securities, Inc. (since June 1998); Senior Vice
 Scottsdale, Arizona  85258                                                  President and Principal Financial Officer of most of
                                                                             the Pilgrim Funds. He served in same capacity from
                                                                             January 1995 - April 1997. Formerly, Chief Financial
                                                                             Officer of Endeaver Group (April 1997 to June 1998).
 -------------------------------------- ------------------------------------ -------------------------------------------------------
 Robert S. Naka                         Senior Vice President and            Senior Vice President, ING Pilgrim (since November
 (Age 38)                               Assistant Secretary                  1999) and ING Pilgrim Group, LLC (since August 1999);
 7337 E. Doubletree Ranch Rd.                                                Senior Vice President and Assistant Secretary of each
 Scottsdale, Arizona  85258                                                  of the other Pilgrim Funds. Formerly Vice President,
                                                                             ING Pilgrim Investments, Inc. (April 1997 - October
                                                                             1999), ING Pilgrim Group, Inc. (February 1997 - August
                                                                             1999) and Assistant Vice President, ING Pilgrim Group,
                                                                             Inc. (August 1995 - February 1997).
-------------------------------------- ------------------------------------ --------------------------------------------------------
 Robyn L. Ichilov                       Vice President and Treasurer         Vice President, ING Pilgrim (since August 1997);
 (Age 34)                                                                    Accounting Manager (since November 1995); Vice
 7337 E. Doubletree Ranch Rd.                                                President and Treasurer of most of the Pilgrim Funds.
 Scottsdale, Arizona  85258
--------------------------------------- ------------------------------------ -------------------------------------------------------
 Kimberly A. Anderson                   Vice President and Secretary         Vice President of ING Pilgrim Group, LLC (since
 (Age 37)                                                                    January 2001) and Vice President and Secretary of each
 7337 E. Doubletree Ranch Rd.                                                of the Pilgrim Funds (since February 2001). Formerly
 Scottsdale, Arizona  85258                                                  Assistant Vice President and Assistant Secretary of
                                                                             each of the Pilgrim Funds (August 1999 - February
                                                                             2001) and Assistant Vice President of ING Pilgrim
                                                                             Group, Inc. (November 1999 - January 2001). Ms.
                                                                             Anderson has held various other positions with ING
                                                                             Pilgrim Group, Inc. for more than the last five years.
-------------------------------------- ------------------------------------ --------------------------------------------------------
 Ralph G. Norton III                    Senior Vice President and Chief      Senior Vice President and Chief Investment Officer,
 (Age 42)                               Investment Officer-- Fixed Income    Fixed Income, ING Pilgrim (since August 2001).
 7337 E. Doubletree Ranch Rd.                                                Formerly, Senior Market Strategist, Aeltus Investment
 Scottsdale, Arizona  85258                                                  Management, Inc. (from January 2001 to August 2001);
                                                                             Chief Investment Officer, ING Mutual Funds Management
                                                                             Co. (1990 to January 2001).
-------------------------------------- ------------------------------------ --------------------------------------------------------
 Mary Lisanti                           Executive Vice President and Chief   Executive Vice President of the Pilgrim Funds (since
 (Age 45)                               Operating Officer-- Domestic         May 1998). Formerly Portfolio Manger, Strong Capital
 7337 E. Doubletree Ranch Rd.           Equities                             Management; and Managing Director and Head of Small-
 Scottsdale, Arizona  85258                                                  and Mid- Capitalization Equity Strategies at Bankers
                                                                             Trust Corp. (1993-1996).
 ------------------------------------- ------------------------------------ --------------------------------------------------------

                                                                                                         APPENDIX 6

                                   ADVISORY FEES PAID TO AELTUS INVESTMENT MANAGEMENT, INC.
                                          FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001

                ---------------------------------------------- ------------------ ----------------- -------------------
                AETNA FUND                                           TOTAL
                                                                   INVESTMENT                              NET
                                                                    ADVISORY                            ADVISORY
                                                                      FEES            WAIVER            FEES PAID
                ---------------------------------------------- ------------------ ----------------- -------------------
                Ascent                                             $   524,549       $104,844            $ 419,705
                ---------------------------------------------- ------------------ ----------------- -------------------
                Balanced                                               957,802             --              957,802
                ---------------------------------------------- ------------------ ----------------- -------------------
                Bond                                                   358,209         49,899              308,310
                ---------------------------------------------- ------------------ ----------------- -------------------
                Brokerage Cash Reserves                                750,023        368,858              381,165
                ---------------------------------------------- ------------------ ----------------- -------------------
                Crossroads                                             642,951        131,132              511,819
                ---------------------------------------------- ------------------ ----------------- -------------------
                Government                                             169,511         84,134               85,377
                ---------------------------------------------- ------------------ ----------------- -------------------
                Growth                                               2,018,085             --            2,018,085
                ---------------------------------------------- ------------------ ----------------- -------------------
                Growth and Income                                    3,075,068             --            3,075,068
                ---------------------------------------------- ------------------ ----------------- -------------------
                Index Plus Large Cap                                 1,864,439          8,750            1,855,689
                ---------------------------------------------- ------------------ ----------------- -------------------
                Index Plus Mid Cap                                      87,400         87,400                   --
                ---------------------------------------------- ------------------ ----------------- -------------------
                Index Plus Protection                                  298,996         98,340              200,656
                ---------------------------------------------- ------------------ ----------------- -------------------
                Index Plus Small Cap                                    44,024         44,024                   --
                ---------------------------------------------- ------------------ ----------------- -------------------
                International                                          951,329             --              951,329
                ---------------------------------------------- ------------------ ----------------- -------------------
                Legacy                                                 361,383        155,900              205,483
                ---------------------------------------------- ------------------ ----------------- -------------------
                Money Market                                         1,845,335             --            1,845,335
                ---------------------------------------------- ------------------ ----------------- -------------------
                Principal Protection                                   900,982          1,805              899,177
                ---------------------------------------------- ------------------ ----------------- -------------------
                Principal Protection II                                700,956         19,775              681,181
                ---------------------------------------------- ------------------ ----------------- -------------------
                Principal Protection III                               597,224         24,875              572,349
                ---------------------------------------------- ------------------ ----------------- -------------------
                Principal Protection IV                                365,378         57,636              307,742
                ---------------------------------------------- ------------------ ----------------- -------------------
                Small Company                                        2,201,853             --            2,201,853
                ---------------------------------------------- ------------------ ----------------- -------------------
                Technology                                             120,273         98,194               22,079
                ---------------------------------------------- ------------------ ----------------- -------------------
                Value Opportunity                                       85,534         78,542                6,992
                ---------------------------------------------- ------------------ ----------------- -------------------

For the most recently completed fiscal year, no commissions were paid to affiliated brokers.

          SUB-ADVISORY FEES PAID TO AELTUS INVESTMENT MANAGEMENT, INC.
    FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001 BY OTHER AFFILIATED REGISTERED
                              INVESTMENT COMPANIES

For services it provides to the PPP Funds, Aeltus receives an annual sub-advisory fee, from each Fund, based on the average daily net assets of each Fund equal to 0.125% during the offering phases, 0.40% during the guarantee period and 0.30% during the index plus large cap period. The fees are paid by ING Pilgrim, the PPP Funds investment adviser. The PPP Funds commenced operations on July 3, 2001 and November 4, 2001, respectively.

Effective August 1, 2001, for its services it provides to the Pilgrim Research Enhanced Index Fund and Pilgrim VP Research Enhanced Index Portfolio, Aeltus receives an annual sub-advisory fee, from the Fund, based on the average daily net assets equal to 0.20%. The fees are paid by ING Pilgrim, the Fund's investment adviser. The Funds commenced operations on December 30, 1998 and May 6, 1994, respectively.

                                                                                                         APPENDIX 7

                               ADVISORY FEE RATES
                  FOR FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
                             ADVISED BY ING PILGRIM
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
U.S. EQUITY FUNDS                                NET ASSETS(1)                ADVISORY FEE
                                                                           AS A PERCENTAGE OF               EXPENSE LIMITATION
                                                                        AVERAGE DAILY NET ASSETS               AGREEMENTS(2)
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim Growth and Income Fund                    $194,448,641    0.75% of the first $100 million              Class A: 2.75%
                                                                  0.60% of the next $50 million                Class B: 3.50%
                                                                  0.50% of the next $100 million               Class C: 3.50%
                                                                  0.40% thereafter                             Class I: N/A
                                                                                                               Class Q: 2.75%
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim Research Enhanced Index Fund              $147,776,325    0.70%                                        None
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim Growth Opportunities Fund                 $366,486,575    0.95%                                        None
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim LargeCap Growth Fund                      $393,653,305    0.75% of the first $500 million              Class A: 1.60%
                                                                  0.675% of the next $500 million              Class B: 2.25%
                                                                  0.65% thereafter                             Class C: 2.25%
                                                                                                                Class I: N/A
                                                                                                               Class Q: 1.50%
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim Growth + Value Fund                       $484,724,041    1.00%                                        None
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim SmallCap Opportunities Fund               $354,650,600    1.00%                                        None
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim SmallCap Growth Fund                      $255,273,411    1.00%                                        Class A: 1.95%
                                                                                                               Class B: 2.60%
                                                                                                               Class C: 2.60%
                                                                                                               Class Q: 1.85%
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim Balanced Fund                             $119,281,138    0.75% of the first $500 million              Class A: 1.60%
                                                                  0.675% of the next $500 million              Class B: 2.25%
                                                                  0.65% thereafter                             Class C: 2.25%
                                                                                                               Class Q: 1.50%
                                                                                                               Class T: 1.75%
----------------------------------------------- ----------------- ------------------------------------- ----------------------------

----------------------------------------------- ------------------ ------------------------------------ ----------------------------
INTERNATIONAL EQUITY FUNDS                        NET ASSETS(1)               ADVISORY FEE
                                                                           AS A PERCENTAGE OF               EXPENSE LIMITATION
                                                                           AVERAGE NET ASSETS                   AGREEMENTS(3)
----------------------------------------------- ------------------ ------------------------------------ ----------------------------
Pilgrim International Value                      $2,676,494,418    1.00%                                             N/A
----------------------------------------------- ------------------ ------------------------------------ ----------------------------
Pilgrim International                              $43,875,595     1.00%                                       Class A: 2.75%
                                                                                                               Class B: 3.50%
                                                                                                               Class C: 3.50%
                                                                                                               Class I: N/A
                                                                                                               Class Q: 2.75%
----------------------------------------------- ------------------ ------------------------------------ ----------------------------
Pilgrim International Core Growth                  $41,833,138     1.00% on first $500 million                 Class A: 1.95%
                                                                   0.90% on next $500 million                  Class B: 2.60%
                                                                   0.85% thereafter                            Class C: 2.60%
                                                                                                               Class Q: 1.85%
----------------------------------------------- ------------------ ------------------------------------ ----------------------------
Pilgrim Global Information Technology              $50,126,598     1.25%                                       Class A: 1.95%
                                                                                                               Class B: 2.70%
                                                                                                               Class C: 2.70%
                                                                                                               Class I: 1.70%
----------------------------------------------- ------------------ ------------------------------------ ----------------------------

----------------------------------------------- ----------------- ------------------------------------- ----------------------------
INCOME FUNDS                                     NET ASSETS(1)                ADVISORY FEE
                                                                           AS A PERCENTAGE OF                EXPENSE LIMITATION
                                                                        AVERAGE DAILY NET ASSETS                AGREEMENTS(4)
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim Intermediate Bond                       $51,233,764       0.50%                                        Class A: 1.15%
                                                                                                               Class B: 1.90%
                                                                                                               Class C: 1.90%
                                                                                                               Class I:  0.90%
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim GNMA Income                             $619,364,632      0.60% of the first $150 million              Class A: 1.29%
                                                                                                               Class B: 2.04%
                                                                  0.50% thereafter                             Class C: 2.04%
                                                                                                               Class Q: 1.29%
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim Money Market                            $87,483,392       0.35%                                        Class A: 1.50%
                                                                                                               Class B: 2.25%
                                                                                                               Class C: 2.25%
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
ING Pilgrim Money Market                        $544,547,435      0.25%                                        Class A: 0.77%
                                                                                                               Class B: 1.41%
                                                                                                               Class C: 1.41%
                                                                                                               Class I:  0.31%
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Lexington Money Market Trust                    $56,491,523       0.50% of the first $500 million              Class A: 1.00%
                                                                  0.45% thereafter
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
                                                                                 ADVISORY FEE
                                                                              AS A PERCENTAGE OF             EXPENSE LIMITATION
PILGRIM PRINCIPAL PROTECTION FUND                 NET ASSETS(1)            AVERAGE DAILY NET ASSETS             AGREEMENTS(5)
----------------------------------------------- ----------------- ------------------------------------- ----------------------------
Pilgrim Principal Protection Fund                $551,333,486     0.25% of average daily net assets           Class A: 1.75%
                                                                  during the Offering Phase (July 5,          Class B: 2.50%
                                                                  2001 through October 3, 2001) 0.80%         Class C: 2.50%
                                                                  of average daily net assets during          Class Q: 1.75%
                                                                  the Guarantee Period (October 4,
                                                                  2001 through October 3, 2006) 0.60%
                                                                  of average daily net assets during
                                                                  the Index Plus LargeCap Period
                                                                  (commence immediately following the
                                                                  Guarantee Period)
---------------------------------------------- ------------------ -------------------------------------- ---------------------------
Pilgrim Principal Protection Fund II             $159,318,931     0.25% of average daily net assets           Class A: 1.75%
                                                                  during the Offering Phase (November         Class B: 2.50%
                                                                  5, 2001 through January 31, 2002)           Class C: 2.50%
                                                                  0.80% of average daily net assets           Class Q: 1.75%
                                                                  during the Guarantee Period
                                                                  (February 1,  2002 through
                                                                  February 1, 2007) 0.60% of average
                                                                  daily net assets during the Index
                                                                  Plus LargeCap Period (commence
                                                                  immediately following the
                                                                  Guarantee Period)
---------------------------------------------- ------------------ -------------------------------------- ---------------------------

---------------------------------------------- ------------------ ------------------------------------ ----------------------------
ANNUITY FUNDS                                    NET ASSETS(1)               ADVISORY FEE                  EXPENSE LIMITATION
                                                                          AS A PERCENTAGE OF
                                                                       AVERAGE DAILY NET ASSETS                AGREEMENTS
---------------------------------------------- ------------------ ------------------------------------ ----------------------------
Pilgrim VP Growth & Income Portfolio                 $619,609     0.75%                                           1.10%
---------------------------------------------- ------------------ ------------------------------------ ----------------------------
Money Market Portfolio                             $6,519,022     0.50% of the first $100 million                 0.90%
                                                                  0.45% thereafter
---------------------------------------------- ------------------ ------------------------------------ ----------------------------
Bond Portfolio                                     $3,084,376     0.50% of the first $100 million                 0.90%
                                                                  0.45% thereafter
---------------------------------------------- ------------------ ------------------------------------ ----------------------------
Pilgrim VP Growth Opportunities                   $10,667,292     0.75%                                      Class R: 0.90%
                                                                                                             Class S: 1.10%
---------------------------------------------- ------------------ ------------------------------------ ----------------------------
Pilgrim VP International Value Portfolio          $31,064,680     1.00%                                           1.00%
---------------------------------------------- ------------------ ------------------------------------ ----------------------------
Pilgrim VP Small Cap Opportunities Portfolio     $108,030,470     0.75% on the first $250,000,000            Class R: 0.90%
                                                                  0.70% on the next $250,000,000             Class S: 1.10%
                                                                  0.65% on the next $250,000,000
                                                                  0.60% on the next $250,000,000
                                                                  0.55% thereafter
---------------------------------------------- ------------------ ------------------------------------ ----------------------------
Pilgrim VP Research Enhanced Index Portfolio      $17,451,642     0.75% on the first $250,000,000            Class R: 0.90%
                                                                  0.70% on the next $250,000,000             Class S: 1.10%
                                                                  0.65% on the next $250,000,000
                                                                  0.60% on the next $250,000,000
                                                                  0.55% thereafter
---------------------------------------------- ------------------ ------------------------------------ ----------------------------

(1) Net assets as of the period ended November 30, 2001.
(2) ING Pilgrim Investments, LLC has entered into written expense limitation agreements with Pilgrim Balanced Fund, Pilgrim Growth and Income Fund, Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, and Pilgrim SmallCap Growth Fund, under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit will continue at least through October 31, 2002 for each Fund except Pilgrim Growth and Income Fund. The expense limit for Pilgrim Growth and Income Fund will continue at least through July 26, 2002. The agreements are contractual and will automatically renew for one-year terms unless the adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then-current term or upon termination of the management agreement. 3 ING Pilgrim Investments, LLC has entered into written expense limitation agreements with Pilgrim International Fund, Pilgrim International Core Growth Fund, and Pilgrim Global Information Technology Fund under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit will continue at least through October 31, 2002. The agreements are contractual and will automatically renew for one-year terms unless the adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then-current term or upon termination of the management agreement. 4 ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Income Fund under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit will continue at least through October 31, 2002 for Pilgrim Money Market, through July 26, 2002 for Lexington Money Market Trust, and through February 28, 2002 for Pilgrim Intermediate Bond Fund, Pilgrim High Yield Bond Fund, and ING Pilgrim Money Market Fund. The agreements are contractual and will automatically renew for one-year terms unless the adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then-current term or upon termination of the management agreement. 5 ING Pilgrim Investments, LLC has entered into written expense limitation agreements with Pilgrim Principal Protection Fund and Pilgrim Principal Protection Fund II under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit will continue at least through the Guarantee Maturity Date. The agreements are contractual and will automatically renew for one-year terms unless the adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then-current term or upon termination of the management agreement.

                                                                      APPENDIX 8

                          ADDITIONAL INFORMATION ABOUT
                       AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus is a wholly owned subsidiary of Aetna Investment Adviser Holding Company, Inc.; Aetna Investment Adviser Holding Company, Inc. is a wholly owned subsidiary of Aetna Life Insurance and Annuity Company; Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc.; Aetna Retirement Holdings, Inc. is a wholly owned subsidiary of Lion Connecticut Holdings, Inc; Lion Connecticut Holdings, Inc. is a wholly owned subsidiary of ING America Insurance Holdings, Inc.; ING America Insurance Holdings, Inc. is a wholly owned subsidiary ING Insurance International B.V.; ING Insurance International B.V. is a wholly owned subsidiary of ING Verzekeringan N.V.; ING Verzekeringan N.V. is a wholly owned subsidiary of ING Groep N.V.

Aeltus is located at 10 State House Square, Hartford, CT 06103-3602.

               PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF AELTUS

 --------------------------------- --------------------------------------- ---------------------------------------------------------
 NAME*                                     POSITIONS AND OFFICES                       OTHER PRINCIPAL POSITION(S) HELD
                                          WITH INVESTMENT ADVISER                           SINCE DECEMBER 31, 1998
 --------------------------------- --------------------------------------- ---------------------------------------------------------
 J. Scott Fox                      Director, President, Chief Executive    Director (since May 1996), President (since April 2001),
                                   Officer and Chief Operating Officer     Chief Executive Officer (since June 2001) and Chief
                                                                           Operating Officer (since May 1996), Chief Financial
                                                                           Officer (May 1996 to June 2001), Managing Director
                                                                           (May 1996 to April 2001)--Aeltus Trust Company; Director
                                                                           (since February 1995), Executive Vice President (since
                                                                           April 2001), Chief Operating Officer (since February
                                                                           1995), Chief Financial Officer (February 1995 to April
                                                                           2001)--Aeltus Capital, Inc.
 --------------------------------- --------------------------------------- ---------------------------------------------------------
 Thomas J. McInerney               Director                                Chief Executive Officer ING U.S.; Director (since
                                                                           February 1998), President (since August 1997)-- Aetna
                                                                           Retirement Services, Inc.; Director and President
                                                                           (September 1997 to May 2000) and (since September 2000)
                                                                           -- Aetna Life Insurance and Annuity Company; Executive
                                                                           Vice President (August 1997 to December 2000)-- Aetna
                                                                           Inc.
 --------------------------------- --------------------------------------- ---------------------------------------------------------
 John G. Turner                    Director                                Vice Chairman (September 2000 to  present)--ING Americas;
                                                                           Chairman and Chief Executive Officer (July 1993 to
                                                                           September 2000)--ReliaStar.
 --------------------------------- --------------------------------------- ---------------------------------------------------------

* The principal business address of Mr. Fox is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney is 151 Farmington Avenue, Hartford, Connecticut 06156. The principal business address for Mr. Turner is 20 Washington Avenue South, Minneapolis, MN 55401.

                                COMMON OFFICERS AND DIRECTORS OF EACH COMPANY AND AELTUS
---------------------------------- --------------------------------------- ---------------------------------------------------------
                                                                                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
                                    POSITION(S) HELD                             (AND POSITIONS HELD WITH AFFILIATED PERSONS OR
 NAME, ADDRESS AND AGE                 WITH EACH FUND                                 PRINCIPAL UNDERWRITERS OF THE FUND)
---------------------------------- --------------------------------------- ---------------------------------------------------------
J. Scott Fox                       Director and President                  Chief Executive Officer (July 2001 to present),
10 State House Square              (Principal Executive Officer)           President (April 2001 to present), Director, Chief
Hartford, Connecticut                                                      Operating Officer (April 1994 to present), Chief
Age 46                                                                     Financial Officer (April 1994 to July 2001), Managing
                                                                           Director (April 1994 to April 2001), Aeltus Investment
                                                                           Management, Inc. and Aeltus Trust Company; Executive
                                                                           Vice President (April 2001 to present), Director, Chief
                                                                           Operating Officer (February 1995 to present), Chief
                                                                           Financial Officer, Managing Director (February 1995 to
                                                                           April 2001), Aeltus Capital, Inc.; Senior Vice President
                                                                           --Operations, Aetna Life Insurance and Annuity Company
                                                                           (March 1997 to December 1997).
---------------------------------- --------------------------------------- ---------------------------------------------------------
Wayne F. Baltzer                   Vice President                          Vice President, Aeltus Investment Management, Inc.
10 State House Square                                                      (December 2000 to present); Vice President, Aeltus
Hartford, Connecticut                                                      Capital, Inc. (May 1998 to present); Vice President,
Age 58                                                                     Aetna Investment Services, Inc. (July 1993 to May 1998).
---------------------------------- --------------------------------------- ---------------------------------------------------------
Stephanie A. DeSisto               Vice President, Treasurer and Chief     Senior Vice President, Mutual Fund Administration and
10 State House Square              Financial Officer                       Assistant Treasurer, Aeltus Investment Management, Inc.
Hartford, Connecticut              (Principal Financial and                (April 2001 to present), Vice President, Mutual Fund
Age 48                             Accounting Officer)                     Accounting, Aeltus Investment Management, Inc. (November
                                                                           1995 to April 2001).
---------------------------------- --------------------------------------- ---------------------------------------------------------
Michael J. Gioffre                 Secretary                               Senior Vice President (April 2001 to present), Counsel
10 State House Square                                                      (July 2001 to present), and Secretary (July 2000 to
Hartford, Connecticut                                                      present) Assistant General Counsel (July 2000 to July
Age 38                                                                     2001), Aeltus Investment Management, Inc. and Aeltus
                                                                           Trust Company; Senior Vice President (April 2001 to
                                                                           present), Assistant General Counsel and Secretary (July
                                                                           2000 to present), Aeltus Capital, Inc.; Counsel, Aetna
                                                                           Financial Services, Inc. (May 1998 to July 2000),
                                                                           Compliance Officer, Aeltus Investment Management, Inc.
                                                                           (July 1996 to May 1998).
---------------------------------- --------------------------------------- ---------------------------------------------------------

                                    EXHIBIT A

                     FORM OF INVESTMENT MANAGEMENT AGREEMENT

This AGREEMENT made this ___ day of _________, 2001 between [Name of Entity] (the "Fund"), a [corporate form], and ING Pilgrim Investments, LLC (the "Manager"), a Delaware limited liability company (the "Agreement").

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, the Fund desires to avail itself of the services of the Manager for the provision of advisory and management services for the Fund; and

WHEREAS, the Manager is willing to render such services to the Fund;

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

         1. Appointment. The Fund hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Fund (individually and collectively referred to herein as "Series"). The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

               In the event the Fund establishes and designates additional series with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Fund in writing, whereupon such additional series shall become a Series hereunder.

         2. Services of the Manager. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Trustees of the Fund, the Manager shall provide the following advisory, management, and other services with respect to the Series:

               (a) Provide general investment advice and guidance with respect to the Series and provide advice and guidance to the Fund's Trustees, and oversee the management of the investments of the Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series' investment objective or objectives and policies as stated in the Fund's current registration statement, which management may be provided by others selected by the Manager and approved by the Board of Trustees as provided below or directly by the Manager as provided in Section 3 of this Agreement;

               (b) In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Fund's Board of Trustees investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Fund) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series' investment objective or objectives and policies as stated in the Fund's current registration statement (any such firms approved by the Board of Trustees and engaged by the Fund and/or the Manager are referred to herein as "Sub-Advisers");

               (c) Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Series;

               (d) Monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

               (e) If appropriate, analyze and recommend for consideration by the Fund's Board of Trustees termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to one or more of the Series;

               (f) Supervise Sub-Advisers with respect to the services that such Sub-Advisers provide under respective portfolio management agreements ("Sub-Adviser Agreements");

               (g) Render to the Board of Trustees of the Fund such periodic and special reports as the Board may reasonably request; and

               (h) Make available its officers and employees to the Board of Trustees and officers of the Fund for consultation and discussions regarding the administration and management of the Series and services provided to the Fund under this Agreement.

         3. Investment Management Authority. In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Fund's Board of Trustees, will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale, or any offering, of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as amended. Furthermore:

               (a) The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Manager.

               (b) The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

               (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Fund's Board of Trustees, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

               (d) In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian.

               (e) The Manager will assist the custodian or portfolio accounting agent for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement for the Fund and any applicable procedures adopted by the Fund's Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

               (f) The Manager will make available to the Fund, promptly upon request, any of the Series' or the Manager's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

               (g) The Manager will regularly report to the Fund's Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Trustees with respect to the Series such periodic and special reports as the Trustees may reasonably request.

               (h)   In connection with its  responsibilities  under this
                     Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Fund indicating the broker-dealers to which such allocations have been made and the basis therefor.

         4. Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Fund and with the instructions and directions of the Board of Trustees of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

         5. Exclusivity. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

         6. Records. The Fund agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Fund with respect to the Series by the 1940 Act. The Manager further agrees that all records of the Series are the property of the Fund and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

         7. Expenses. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Adviser Agreement. The Manager further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the Trustees of the Fund who are employees of the Manager or its affiliates, and office rent of the Fund. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Fund under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of the Manager or any Sub-Adviser, or their affiliates; trade association dues; insurance premiums; extraordinary expenses such as litigation expenses. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

         8. Compensation. For the services provided by the Manager to each Series pursuant to this Agreement, the Fund will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees for performing services which are an obligation of the Fund as provided in Section 7. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between us.

         9. Liability of the Manager. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, trustees, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, trustees, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser's stockholders or partners, officers, trustees, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund.

         10. Continuation and Termination. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect through December 31, 2002 and shall continue from year to year thereafter with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Fund, or (ii) by vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

               However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to approve or continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Fund at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its "assignment" as described in the 1940 Act.

         11. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Manager.

         12. Use of Names. It is understood that the names "ING," "Pilgrim" and "ING Pilgrim Investments, LLC" or any derivatives thereof (including the name "ING Pilgrim") or logos associated with those names is the valuable property of the Manager and its affiliates, and that the Fund and/or the Series have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Fund, shall promptly amend its Articles of Incorporation to change its name (if such names are included therein).

         13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

         14.   Applicable Law.

               (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

               (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

               (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         15. Limitation of Liability for Claims. The Manager is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and agrees that the obligations assumed by the Trust on behalf of the Series pursuant to this Agreement shall be limited in all cases to the applicable Series and its assets, and the Manager shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Series or any other Series of the Trust, or from any trustee, officer, employee or agent of the Trust. The Manager understands that the rights and obligations of each Series under the Declaration are separate and distinct from those of any and all other Series. [Massachusetts business trusts only]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                                  [NAME OF ENTITY]


                                                  ------------------------------
                                                  By:




                                                  ING PILGRIM INVESTMENTS, LLC


                                                  ------------------------------
                                                  By:

                                   SCHEDULE A


                        FUND                                   FEE
                        ----                                   ---

                                    EXHIBIT B

                         FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this ____ day of ________, 2001 between ING Pilgrim Investments, LLC, a Delaware limited liability company (the "Manager"), and Aeltus Investment Management, Inc. a [corporate form] (the "Sub-Adviser").

WHEREAS, [Name of Registrant] (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

         1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

              In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

         2. Sub-Adviser Duties. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

              (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

                  (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of
                        Section 851 of the Internal Revenue Code.

                  (ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Sub-Adviser based upon the best interests of the Series. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

                  (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

                  (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

                  (v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

                  (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

                  (vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

              (b) The Sub-Adviser will make available to the Fund and the
                  Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

              (c) The Sub-Adviser will provide reports to the Fund's Board of
                  Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

         3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with
              Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

         4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

         5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

         6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

         7.   Compliance.

              (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

              (b) The Sub-Adviser agrees that it shall promptly notify the
                  Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

              (c) The Manager agrees that it shall promptly notify the
                  Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         8. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

         9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

         10. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

         11. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

         12. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

         13.  Indemnification.

              (a) The Manager agrees to indemnify and hold harmless the
                  Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

              (b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

              (c) The Manager shall not be liable under Paragraph (a) of this
                  Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

              (d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

         14.      Duration and Termination.

              (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect through December 31, 2002 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

                  In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12 and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

              (b) Notices.
                  -------

                  Any notice must be in writing and shall be sufficiently given
                  (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                  If to the Fund:

                           [Name of Registrant]
                           7337 East Doubletree Ranch Road
                           Scottsdale, Arizona 85258
                           Attention:  Kimberly A. Anderson

                  If to the Sub-Adviser:

                           [Sub-Adviser name and address]
                           Attention:  [Name of Contact Person]

         15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Sub-Adviser.

         16. Miscellaneous.
             -------------

              (a) This Agreement shall be governed by the laws of the State of
                  Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

              (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.
              (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

              (d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

              (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

              (f) Nothing herein shall be construed as constituting the
                  Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

              (g) This agreement may be executed in counterparts.


IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                    ING PILGRIM INVESTMENTS, LLC



                                    By:
                                       -----------------------------------------
                                       TITLE



                                    [NAME OF SUB-ADVISER]



                                    By:
                                       -----------------------------------------
                                       TITLE

                                   SCHEDULE A

                    SERIES                          ANNUAL SUB-ADVISER FEE
                    ------                          ----------------------

                                    EXHIBIT C

                         FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this ____ day of ________, 2001 between ING Pilgrim Investments, LLC, a Delaware limited liability company (the "Manager"), and Elijah Asset Management, LLC a [corporate form] (the "Sub-Adviser").

WHEREAS, [Name of Registrant] (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

      1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

            In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

      2. Sub-Adviser Duties. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

            (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

                  (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of
                        Section 851 of the Internal Revenue Code.

                  (ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Sub-Adviser based upon the best interests of the Series. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

                  (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

                  (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

                  (v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

                  (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

                  (vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

            (b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

            (c) The Sub-Adviser will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

      3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with
            Section 28(e) of the Securities Exchange Act of

            1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

      4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

      5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

      6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

      7.    Compliance.

            (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

            (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

            (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

      8. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

      9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

      10. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

      11. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

      12. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

      13.   Indemnification.

            (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

            (b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as

                  Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

            (c)   The Manager shall not be liable under Paragraph (a) of this
                  Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

            (d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

      14.   Duration and Termination.

            (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect through December 31, 2002 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this
                  Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

                  In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12 and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

            (b)   Notices.

                  Any notice must be in writing and shall be sufficiently given
                  (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                  If to the Fund:

                        [Name of Registrant]
                        7337 East Doubletree Ranch Road
                        Scottsdale, Arizona 85258
                        Attention:  Kimberly A. Anderson

                  If to the Sub-Adviser:

                        [Sub-Adviser name and address]
                        Attention: [NAME OF CONTACT PERSON]

      15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Sub-Adviser.

      16.   Miscellaneous.

            (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

            (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

            (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            (d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

            (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

            (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

            (g)   This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                    ING PILGRIM INVESTMENTS, LLC


                                    By:
                                       -----------------------------------------


                                       -----------------------------------------
                                       TITLE


                                    [NAME OF SUB-ADVISER]


                                    By:
                                       -----------------------------------------


                                       -----------------------------------------
                                       TITLE

                                   SCHEDULE A

                SERIES                              ANNUAL SUB-ADVISER FEE
                ------                              ----------------------

                                    EXHIBIT D

                             AETNA SERIES FUND, INC.
                      ARTICLES OF AMENDMENT AND RESTATEMENT

AETNA SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 [begin strikethru] and having its principal office in the State of Maryland in Baltimore City, Maryland[end strikethru] (hereinafter REFERRED TO AS [begin strikethru]called [end strikethru]the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation desires to, and does hereby, amend and restate its [begin strikethru]C[end strikethru]charter (THE "CHARTER") as currently in effect[begin strikethru] in its entirety. The provisions set forth in these Articles of Amendment and Restatement are all of the provisions of the Charter of the Corporation as currently in effect[end strikethru].

SECOND: THE FOLLOWING PROVISIONS ARE ALL THE PROVISIONS OF THE CHARTER OF THE CORPORATION CURRENTLY IN EFFECT AS AMENDED AND RESTATED HEREBY[begin strikethru] The Charter of the Corporation is hereby amended and restated by striking in their entirety all provisions of the Charter, and by substituting in lieu thereof the following[end strikethru]:

    First: The name of the Corporation is

                 "AETNA SERIES FUND, INC."

    Second: The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 ("1940 ACT") and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

    Third: The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 300 EAST LOMBARD STREET SUITE 1400[begin strikethru] 11 Chase Street, Suite 9-E[end strikethru], Baltimore, Maryland 21202. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, [begin strikethru]located at 32 South Street, Baltimore, Maryland 21202, [end strikethru]which is a corporation organized and existing under the laws of the State of Maryland.

    Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 16,000,000,000 shares of Capital Stock of the par value of $0.001 per share, and of the aggregate par value of $16,000,000 (hereinafter referred to as "Shares").

    Fifth:    (a)  The number of directors of the Corporation shall be
                   [begin strikethru]nine (9), or [end strikethru]such [begin strikethru]other [end strikethru]number as may be from time to time fixed in the manner provided by the Bylaws of the Corporation, but shall never be less than three (3).

              (b) THE BOARD OF DIRECTORS SHALL HAVE THE AUTHORITY AT ANY TIME AND FROM TIME TO TIME IN ITS SOLE DISCRETION: (I) TO ADOPT QUALIFICATIONS FOR DIRECTORS OF THE CORPORATION INCLUDING, WITHOUT LIMITATION, AGE-BASED QUALIFICATIONS, TO BE INCLUDED IN THE BYLAWS OF THE CORPORATION, WHICH QUALIFICATIONS SHALL BE APPLICABLE TO AND BINDING UPON THE DIRECTORS IN OFFICE AT THE TIME OF THE ADOPTION OF SUCH QUALIFICATIONS, OR ANY DESIGNATED GROUP THEREOF, AND UPON ANY FUTURE DIRECTORS ELECTED OR APPOINTED SUBSEQUENT TO THE ADOPTION OF SUCH QUALIFICATIONS, OR ANY DESIGNATED GROUP THEREOF, FOR SO LONG AS SUCH QUALIFICATIONS REMAIN IN EFFECT; AND (II) TO ALTER, AMEND OR REPEAL ANY SUCH QUALIFICATIONS.[begin strikethru] The names of the Directors of the Corporation who shall act until the next Annual Meeting after the date hereof or until their successors are duly chosen and qualify are:

                         Shaun P. Mathews
                         Daniel P. Kearney
                         Timothy A. Holt
                         Morton Ehrlich
                         Maria Teresa Fighetti
                         Dr. David L Grove
                         Sidney Koch
                         Dr. Corine T. Norgaard
                         Richard G. Scheide[end strikethru]

              (c) AT EACH ANNUAL MEETING OF SHAREHOLDERS, THE SHAREHOLDERS SHALL ELECT DIRECTORS EACH OF WHOM SHALL HOLD OFFICE UNTIL THE EARLIER OF: (I) THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED; (II) THE DATE ON WHICH SUCH DIRECTOR SHALL CEASE TO MEET THE QUALIFICATIONS FOR DIRECTORS AS DESIGNATED BY THE BOARD OF DIRECTORS AND SET FORTH IN THE BYLAWS OF THE CORPORATION; AND
                   (III) THE DATE OF THE DEATH, RESIGNATION OR REMOVAL OF SUCH DIRECTOR.

    Sixth: Of the 16,000,000,000 SHARES WHICH THE CORPORATION HAS AUTHORITY TO ISSUE[begin strikethru] of authorized capital stock of the Corporation[end strikethru], 15,000,000,000 Shares have been and are hereby designated and classified INTO THE FOLLOWING SERIES (EACH A "SERIES") AND CLASSES OF SERIES (EACH A "CLASS")[begin strikethru] as follows[end strikethru]:


         --------------------------------------------- --------------------------------- -----------------------
                                                                NAME OF CLASS                  NUMBER OF
                           NAME OF SERIES                         OF SERIES                 SHARES ALLOCATED
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Money Market Fund                                  Class I                       1,000,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                       1,000,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                       1,000,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                       1,000,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                       1,000,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Bond Fund                                          Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Balanced Fund                                      Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Growth and Income Fund                             Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna International Fund                                 Class I                         200,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         200,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         200,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         200,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         200,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Government Fund                                    Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Small Company Fund                                 Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------

         --------------------------------------------- --------------------------------- -----------------------
                                                                NAME OF CLASS                  NUMBER OF
                           NAME OF SERIES                         OF SERIES                 SHARES ALLOCATED
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Growth Fund                                        Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Ascent Fund                                        Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Crossroads Fund                                    Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Legacy Fund                                        Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Index Plus Large Cap Fund                          Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Index Plus Mid Cap Fund                            Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------

         --------------------------------------------- --------------------------------- -----------------------
                                                                NAME OF CLASS                  NUMBER OF
                           NAME OF SERIES                         OF SERIES                 SHARES ALLOCATED
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Value Opportunity Fund                             Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Technology Fund                                    Class I                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class C                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class O                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Principal Protection Fund I                        Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Principal Protection Fund II                       Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Principal Protection Fund III                      Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Principal Protection Fund IV                       Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Aetna Index Plus Protection Fund                         Class A                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
                                                                   Class B                         100,000,000
         --------------------------------------------- --------------------------------- -----------------------
          Brokerage Cash Reserves                                                                1,000,000,000
         --------------------------------------------- --------------------------------- -----------------------

    Seventh: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the various series AND CLASSES of Shares designated and classified in Article Sixth hereof shall be as set forth [begin strikethru]in the Charter of the Corporation and shall include those set forth [end strikethru]as follows:

            (a) Assets Belonging to the Series. All consideration received by the Corporation for the issue or sale of [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the [begin strikethru]S[end strikethru]Series for all purposes, subject only to the rights of creditors OF THAT SERIES AND TO THE TERMS AND CONDITIONS OF EACH CLASS (IF ANY) OF THAT SERIES, and shall be so recorded upon the books and accounts of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to the [begin strikethru]S[end strikethru]Series as provided in the following sentence, are herein referred to as "assets belonging to" the [begin strikethru]S[end strikethru]Series. In the event there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular [begin strikethru]S[end strikethru]Series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the [begin strikethru]S[end strikethru]Series of the Corporation and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Items so allocated to a particular [begin strikethru]S[end strikethru]Series shall belong to that [begin strikethru]S[end strikethru]Series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

            (b) Liabilities Belonging to [begin strikethru]the [end strikethru]CLASS OR Series. The assets belonging to the [begin strikethru]S[end strikethru]Series shall be charged with (i) the liabilities of the Corporation in respect of the [begin strikethru]S[end strikethru]Series, (ii) all expenses, costs, charges and reserves attributable to the [begin strikethru]S[end strikethru]Series, and (iii) any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular [begin strikethru]S[end strikethru]Series and which shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the [begin strikethru]S[end strikethru]Series of the Corporation from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; PROVIDED, HOWEVER, THAT IDENTIFIED COSTS, EXPENSES, CHARGES, RESERVES AND LIABILITIES PROPERLY ALLOCABLE TO A PARTICULAR CLASS OF A SERIES, AS DETERMINED BY THE BOARD OF DIRECTORS, SHALL BE CHARGED TO AND BORNE SOLELY BY SUCH CLASS. The liabilities, expenses, costs, charges and reserves allocated and so charged to the [begin strikethru]S[end strikethru]Series OR CLASS are herein referred to as "liabilities belonging to" the [begin strikethru]S[end strikethru]series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

            (c) Income Belonging to [begin strikethru]the [end strikethru] CLASS OR Series. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland GENERAL CORPORATION LAW ("MGCL") [begin strikethru]Corporation Code [end strikethru]and the [begin strikethru]Investment Company Act of 1940, as amended (the "[end strikethru]1940 Act[begin strikethru]")[end strikethru] to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding. "Income belonging to" the [begin strikethru]S[end strikethru]Series OR CLASS includes all income, earnings and profits derived from assets belonging to the [begin strikethru]S[end strikethru]Series OR CLASS, less any expenses, costs, charges or reserves belonging to the [begin strikethru]S[end strikethru]Series OR CLASS, for the relevant time period.

            (d) Dividends. Dividends and distributions on [begin strikethru]s[end strikethru]Shares of [begin strikethru]the [end strikethru] A [begin strikethru]S[end strikethru]Series OR CLASS may be declared and paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the [begin strikethru]S[end strikethru]Series OR CLASS.

                  All dividends on Shares of [begin strikethru]the [end strikethru]A [begin strikethru]S[end strikethru]Series OR CLASS shall be paid only out of the income belonging to the [begin strikethru]S[end strikethru]Series OR CLASS, and capital gains distributions on Shares of the [begin strikethru]S[end strikethru]Series OR CLASS shall be paid only out of the capital gains belonging to the [begin strikethru]S[end strikethru]Series OR CLASS. All dividends and distributions on shares of the [begin strikethru]S[end strikethru]Series OR CLASS shall be distributed pro rata to the holders of such Shares in proportion to the number of Shares of the [begin strikethru]S[end strikethru]Series OR CLASS held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on Shares as to which the shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

                  The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation AND EACH SERIES AND CLASS THEREOF to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder (COLLECTIVELY, THE "CODE"), and to avoid liability of the Corporation or [begin strikethru]S[end strikethru]Series OR CLASS for Federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation or [begin strikethru]S[end strikethru]Series OR CLASS for such tax.

                  Dividends and distributions may be paid in cash, property or [begin strikethru]s[end strikethru]Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time. Any such dividend or distribution paid in [begin strikethru]s[end strikethru]Shares will be paid at the current net asset value thereof as defined in subsection [begin strikethru](h) [end strikethru](i) below. THE AMOUNTS OF DIVIDENDS AND DISTRIBUTIONS DECLARED AND PAID WITH RESPECT TO THE VARIOUS SERIES OR CLASSES OF SHARES AND THE TIMING OF DECLARATION AND PAYMENT OF SUCH DIVIDENDS AND DISTRIBUTIONS MAY VARY AMONG SUCH SERIES AND CLASSES.

            (e) TAX ELECTIONS. THE BOARD OF DIRECTORS SHALL HAVE THE POWER, IN ITS DISCRETION, TO MAKE SUCH ELECTIONS AS TO THE TAX STATUS OF THE CORPORATION OR ANY SERIES OR CLASS OF THE CORPORATION AS MAY BE PERMITTED OR REQUIRED BY THE CODE WITHOUT THE VOTE OF SHAREHOLDERS OF THE CORPORATION OR ANY SERIES OR CLASS.

            (f) Liquidation. THE CORPORATION MAY LIQUIDATE ANY SERIES OR CLASS OF SHARES OF THE CORPORATION AT ANY TIME. In the event of liquidation of the Corporation, or of a particular [begin strikethru]S[end strikethru]Series OR CLASS OF SHARES of the Corporation, the shareholders, IF ANY, of the CORPORATION, OR OF SUCH [begin strikethru]S[end strikethru]Series OR CLASS that has been designated and is being liquidated, AS APPLICABLE, shall be entitled to receive, AS A LIQUIDATING DISTRIBUTION IN REDEMPTION AND CANCELLATION OF THEIR SHARES[begin strikethru] as a Series[end strikethru], when and as declared by the Board of Directors, the excess of the assets belonging to THE [begin strikethru]that S[end strikethru]Series OF SHARES HELD BY SUCH SHAREHOLDER over the liabilities belonging to SUCH SERIES OR CLASS OF SHARES[begin strikethru] it[end strikethru]. The holders of [begin strikethru]s[end strikethru]Shares of a [begin strikethru]such[end strikethru] [begin strikethru]S[end strikethru]Series OR CLASS shall not be entitled [begin strikethru]thereby [end strikethru]to any distribution upon liquidation of any other [begin strikethru]S[end strikethru]Series OR CLASS OF SHARES OF THE CORPORATION. The assets so distributable to the shareholders of the [begin strikethru]S[end strikethru]Series OR CLASS being liquidated shall be distributed among begin strikethru]such [end strikethru]THE shareholders OF SUCH SERIES OR CLASS in proportion to the number of [begin strikethru]s[end strikethru]Shares of such [begin strikethru]S[end strikethru]Series OR CLASS held by SUCH SHAREHOLDERS [begin strikethru]them [end strikethru]and recorded on the books of the Corporation. UPON DISTRIBUTION OF THE ASSETS SO DISTRIBUTABLE TO THE SHAREHOLDERS OF THE SERIES OR CLASS BEING LIQUIDATED, EACH ISSUED

                  AND OUTSTANDING SHARE OF SUCH SERIES OR CLASS SHALL, WITHOUT FURTHER ACTION BY THE CORPORATION, BE CANCELED AND SHALL CEASE TO BE ISSUED AND OUTSTANDING, AND EACH SUCH CANCELED SHARE SHALL BE RECLASSIFIED INTO, AND SHALL BECOME, ONE ISSUED, UNCLASSIFIED SHARE OF CAPITAL STOCK OF THE CORPORATION. The liquidation of any particular [begin strikethru]S[end strikethru]Series OR CLASS OF SHARES OF THE CORPORATION in which there are [begin strikethru]s[end strikethru]Shares then outstanding SHALL [begin strikethru]may [end strikethru]be authorized by THE AFFIRMATIVE vote of a majority of the [begin strikethru]Board of D[end strikethru]Directors then in office AND SHALL NOT REQUIRE THE APPROVAL OF THE HOLDERS OF THE OUTSTANDING SHARES OF SUCH SERIES OR CLASS, OR THE HOLDERS OF ANY OTHER SERIES OR CLASS OF SHARES OF THE CORPORATION, UNLESS SUCH APPROVAL IS REQUIRED UNDER THE 1940 ACT, OR IS REQUIRED UNDER THE MGCL BECAUSE SUCH LIQUIDATION CONSTITUTES A TRANSFER OF ASSETS (AS DEFINED IN THE MGCL) OF THE CORPORATION[begin strikethru], subject to the approval of the outstanding shares of such Series, as defined in the 1940 Act[end strikethru].

            (g) Voting. On each matter submitted to a vote of the shareholders, each holder of a [begin strikethru]s[end strikethru]Share shall be entitled to one vote for each [begin strikethru]s[end strikethru]Shares outstanding in his or her name on the books of the Corporation, and all [begin strikethru]s[end strikethru]Shares of ALL SERIES AND CLASSES [begin strikethru]the Series [end strikethru]shall vote as a single [begin strikethru]S[end strikethru]Series ("Single Series Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of a particular [begin strikethru]S[end strikethru]Series OR CLASS is required by the 1940 Act or by the MGCL[begin strikethru] Maryland Corporation Code[end strikethru], such requirement as to a separate vote by that [begin strikethru]S[end strikethru]Series OR CLASS shall apply in lieu of Single Series Voting; (ii) in the event that the separate vote requirements referred to in clause (i) above apply with respect to one or more [begin strikethru]S[end strikethru]Series OR CLASSES, then subject to clause (iii) below, the [begin strikethru]s[end strikethru]Shares of all other [begin strikethru]S[end strikethru]Series AND CLASSES shall vote as a single [begin strikethru]S[end strikethru]Series; and (iii) as to any matter which does not affect the interest of a particular [begin strikethru]S[end strikethru]Series OR CLASS, only the holders of [begin strikethru]s[end strikethru]Shares of the one or more affected [begin strikethru]S[end strikethru]Series OR CLASSES shall be entitled to vote.

            (h) Redemption by Shareholder. Each holder of [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series OR ANY CLASS THEREOF shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his or her [begin strikethru]s[end strikethru]Shares [begin strikethru]of a particular Series[end strikethru] at a redemption price per [begin strikethru]s[end strikethru]Share equal to the net asset value per [begin strikethru]s[end strikethru]Share of that [begin strikethru]S[end strikethru]Series OR CLASS next determined (in accordance with subsection (i)[begin strikethru](h)[end strikethru]) after the [begin strikethru]s[end strikethru]Shares are properly tendered for redemption. Payment of the proceeds of redemption shall be in cash unless the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable. In the event of such determination, the Corporation may make payment wholly or partly in securities or other assets belonging to the [begin strikethru]S[end strikethru]Series OR CLASS at the value of such securities or assets used in such determination of net asset value. Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right to the holders of [begin strikethru]s[end strikethru]Shares of a [begin strikethru]S[end strikethru]Series OR CLASS to require the Corporation to redeem [begin strikethru]s[end strikethru]Shares of that [begin strikethru]S[end strikethru]Series OR CLASS during any period or at any time when and to the extent permissible under the 1940 Act.

            (i) Net Asset Value Per Share. The net asset value per [begin strikethru]s[end strikethru]Share of each [begin strikethru]S[end strikethru]series OR CLASS, AS APPLICABLE, shall be the quotient obtained by dividing the value of the net assets of that [begin strikethru]S[end strikethru]Series (being the value of the assets belonging to that [begin strikethru]S[end strikethru]Series less the liabilities belonging to that [begin strikethru]S[end strikethru]Series OR CLASS) by the total number of outstanding [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series OR CLASS, AS APPLICABLE.

            (j) Equality. All [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series OR ANY CLASS THEREOF shall represent an equal proportionate interest in the assets belonging to the [begin strikethru]S[end strikethru]Series (subject to the liabilities belonging to the [begin strikethru]S[end strikethru]Series OR CLASS) and each [begin strikethru]s[end strikethru]Share of the [begin strikethru]S[end strikethru]Series OR CLASS shall be equal to each other share of that [begin strikethru]S[end strikethru]Series OR CLASS. The Board of Directors may from time to time divide or combine the [begin strikethru]s[end strikethru]Shares of a [begin strikethru]S[end strikethru]Series OR CLASS into a greater or lesser number of [begin strikethru]s[end strikethru]Shares of that [begin strikethru]S[end strikethru]Series OR CLASS without thereby changing the proportionate beneficial interest in the assets belonging to the [begin strikethru]S[end strikethru]Series or in any way affecting the rights of holders of [begin strikethru]s[end strikethru]Shares of any other [begin strikethru]S[end strikethru]Series OR CLASS.

            (k) Conversion or Exchange Rights. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series OR ANY CLASS THEREOF shall have the right to convert or exchange said [begin strikethru]s[end strikethru]Shares into shares of one or more other [begin strikethru]S[end strikethru]Series OR CLASSES THEREOF in accordance with such requirements and procedures as may be established by the Board of Directors.

            (l) Redemption by the Corporation. The Board of Directors may cause the Corporation to redeem at current net asset value the [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series OR CLASS from a shareholder whose [begin strikethru]s[end strikethru]Shares have an aggregate current net asset value less than an amount established by the Board of Directors. No such redemption shall be effected unless the Corporation has given the shareholder reasonable notice of its intention to redeem the [begin strikethru]s[end strikethru]Shares and an opportunity to purchase a sufficient number of additional [begin strikethru]s[end strikethru]Shares to bring the aggregate current net asset value of his or her [begin strikethru]s[end strikethru]Shares to the minimum amount established. Upon redemption of [begin strikethru]s[end strikethru]Shares pursuant to this section, the Corporation shall cause prompt payment of the full redemption price to be made to the holder of [begin strikethru]s[end strikethru]Shares so redeemed.

    Eighth: The various classes of Shares of each [begin strikethru]S[end strikethru]Series designated and classified IN ARTICLE SIXTH shall be subject to all provisions of THE Charter of the Corporation relating to Shares of the Corporation generally, and those set forth as follows:

            (a) The assets of each class of a [begin strikethru]S[end strikethru]Series shall be invested in the same investment portfolio of the Corporation.

            (b) The dividends and distributions of investment income and capital gains with respect to each class of [begin strikethru]s[end strikethru]Shares OF A SERIES shall be in such amount as may be declared from time to time by the Board of Directors, and the dividends and distributions of each class of [begin strikethru]s[end strikethru]Shares OF A SERIES may vary from the dividends and distributions of the other classes of [begin strikethru]s[end strikethru]Shares OF SUCH SERIES to reflect differing allocations of the expenses of the Corporation among the holders of each class OF SHARES OF A SERIES and any resultant differences between the net asset value per [begin strikethru]s[end strikethru]Share of each class OF A SERIES, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income or capital gains and expenses and liabilities of the Corporation among the classes OF SHARES OF EACH SERIES shall be determined by the Board of Directors in a manner it deems appropriate.

            (c) The proceeds of the redemption of [begin strikethru]Class A [end strikethru]CERTAIN CLASSES OF [begin strikethru]s[end strikethru]Shares of each [begin strikethru]S[end strikethru]Series (including fractional [begin strikethru]s[end strikethru]Shares) may be reduced by the amount of any contingent deferred sales charge payable on such redemption pursuant to the terms of the issuance of such [begin strikethru]s[end strikethru]Shares, AS DETERMINED BY THE BOARD OF DIRECTORS.

            (d) The holders of each class of [begin strikethru]s[end strikethru]Shares of each [begin strikethru]S[end strikethru]Series shall have (i) exclusive voting rights with respect to provisions of any service plan or service and distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act (a "Plan") applicable to the respective class of the respective [begin strikethru]S[end strikethru]Series and (ii) no voting rights with respect to the provisions of any Plan applicable to any other class or [begin strikethru]S[end strikethru]Series of [begin strikethru]s[end strikethru]Shares or with regard to any other matter submitted to a vote of shareholders which does not affect holders of that respective class of the respective [begin strikethru]S[end strikethru]Series of [begin strikethru]s[end strikethru]Shares.

    Ninth: THE VARIOUS CLASSES OF SHARES OF AETNA PRINCIPAL PROTECTION FUNDS I, II, III AND IV ("APPF I," "APPF II," "APPF III" AND "APPF IV," RESPECTIVELY) DESIGNATED AND CLASSIFIED IN ARTICLE SIXTH SHALL BE SUBJECT TO ALL PROVISIONS OF THE CHARTER OF THE CORPORATION RELATING TO SHARES OF THE CORPORATION GENERALLY, AND THOSE SET FORTH AS FOLLOWS:

            (a) In addition to the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, conversion rights and terms and conditions of redemption described [begin strikethru]therein [end strikethru]IN THE CHARTER OF THE CORPORATION, all [begin strikethru]s[end strikethru]Shares of the APPLICABLE [begin strikethru]S[end strikethru]Series will be subject to mandatory redemption by the Corporation on the Maturity Date of the [begin strikethru]S[end strikethru]Series, which shall be OCTOBER 6, 2004 FOR APPF I, DECEMBER 20, 2004 FOR APPF II, MAY 31, 2005 FOR APPF III AND SEPTEMBER 6, 2005 FOR APPF IV. On the Maturity Date, the APPLICABLE [begin strikethru]S[end strikethru]Series shall have the obligation, subject to the conditions and limitations set forth in this [begin strikethru]Article FOURTH[end strikethru] PARAGRAPH (A) OF ARTICLE NINTH, to pay to each shareholder of the [begin strikethru]S[end strikethru]Series, in redemption of such shareholder's [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series, the greater of (i) the net asset value per [begin strikethru]s[end strikethru]Share of such shareholder's [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series as of the Maturity Date or (ii) the Guarantee Per Share, the calculation of which is described in the Corporation's Registration Statement (as referred to below), multiplied by the number of [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series held by such shareholder on the Maturity Date. [begin strikethru]s[end strikethru]Shares redeemed prior to the Maturity Date will receive the per [begin strikethru]s[end strikethru]Share net asset value as of the date of redemption but shall not be entitled to the Guarantee Per Share. The obligation of the APPLICABLE [begin strikethru]S[end strikethru]Series described in the second preceding sentence shall be payable solely from the assets of that [begin strikethru]S[end strikethru]Series, which include an insurance policy purchased and to be maintained by the Corporation on behalf of the [begin strikethru]S[end strikethru]Series and issued by MBIA Insurance Corporation ("MBIA"). The aforesaid insurance policy provides, among other things, that if on the Maturity Date the APPLICABLE [begin strikethru]S[end strikethru]Series has insufficient assets (excluding the insurance policy and the proceeds therefrom) available to pay shareholders amounts upon redemption of their [begin strikethru]s[end strikethru]Shares in accordance with the aforesaid obligation, MBIA will make payments to the [begin strikethru]S[end strikethru]Series under the insurance policy in an amount sufficient to permit the [begin strikethru]S[end strikethru]Series to fulfill the aforesaid obligation. Nothing herein shall entitle any shareholder of the APPLICABLE [begin strikethru]S[end strikethru]Series or MBIA to any assets of the Corporation other than those of the [begin strikethru]S[end strikethru]Series, or impose any liability on the Corporation or its directors by reason of any breach or default by MBIA under the aforesaid insurance policy. All capitalized terms not otherwise defined IN THIS CHARTER OF THE CORPORATION shall have the meanings ascribed to them in the Registration Statement on Form N-1A (File No. 33-41694) as filed with the United States Securities and Exchange Commission with respect to the [begin strikethru]S[end strikethru]Series.

    Tenth: THE VARIOUS CLASSES OF SHARES OF AETNA INDEX PLUS PROTECTION FUND DESIGNATED AND CLASSIFIED IN ARTICLE SIXTH SHALL BE SUBJECT TO ALL PROVISIONS OF THE CHARTER OF THE CORPORATION RELATING TO SHARES OF THE CORPORATION GENERALLY, AND THOSE SET FORTH AS FOLLOWS:

            (a) In addition to the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, conversion rights and terms and conditions of redemption of the [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series set forth or described [begin strikethru]therein[end strikethru] IN THE CHARTER OF THE CORPORATION, the [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series, and of each [begin strikethru]C[end strikethru]Class thereof, shall have the preferences, rights and terms and conditions of redemption set forth in this [begin strikethru]Article FOURTH [end strikethru]PARAGRAPH (A) OF ARTICLE TENTH. On the Guarantee Maturity Date of the [begin strikethru]S[end strikethru]Series, which shall be November 30, 2005, the [begin strikethru]S[end strikethru]Series shall have the obligation, subject to the conditions and limitations set forth in this paragraph (a) of Article Tenth, to pay to each shareholder of the [begin strikethru]S[end strikethru]Series who, on the Guarantee Maturity Date, redeems shares of the [begin strikethru]S[end strikethru]Series held by such shareholder on the Guarantee Maturity Date, in redemption of such [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series, the greater of (i) the net asset value per [begin strikethru]s[end strikethru]Share of such [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series as of the Guarantee Maturity Date or (ii) the Guarantee Per Share, the calculation of which is described in the Corporation's Registration Statement (as referred to below), multiplied by the number of [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]series to be redeemed on the Guarantee Maturity Date. [begin strikethru]s[end strikethru]Shares redeemed prior to, or subsequent to, the Guarantee

                  Maturity Date will receive the per [begin strikethru]s[end strikethru]Share net asset value as of the date of redemption but shall not be entitled to the Guarantee Per Share. The obligation of the [begin strikethru]S[end strikethru]Series described in the second preceding sentence shall be payable solely from the assets of the [begin strikethru]S[end strikethru]Series, which include an insurance policy purchased and maintained by the Corporation on behalf of the [begin strikethru]S[end strikethru]Series and issued by MBIA[begin strikethru] MBIA Insurance Corporation ("MBIA")[end strikethru]. The aforesaid insurance policy provides, among other things, that if on the Guarantee Maturity Date the per [begin strikethru]s[end strikethru]Share net asset value is less than the Guarantee Per Share, MBIA will make payments to the [begin strikethru]S[end strikethru]Series under the insurance policy in an amount equal to the difference between the net asset value per [begin strikethru]s[end strikethru]Share and the Guarantee Per Share with respect to any [begin strikethru]s[end strikethru]Shares of the [begin strikethru]S[end strikethru]Series redeemed on the Guarantee Maturity Date in accordance with the aforesaid obligation. Nothing herein shall entitle any shareholder of the [begin strikethru]S[end strikethru]Series or MBIA to any assets of the Corporation other than those of the [begin strikethru]S[end strikethru]series, or impose any liability on the Corporation or its directors by reason of any breach or default by MBIA under the aforesaid insurance policy. All capitalized terms not otherwise defined in this CHARTER OF THE CORPORATION shall have the meanings ascribed to them in the Registration Statement on Form N-1A (File No. 33-41694) as filed with the United States Securities and Exchange Commission with respect to the [begin strikethru]S[end strikethru]Series[begin strikethru] (the "Registration Statement")[end strikethru].

    Eleventh: The Board of Directors is empowered to authorize the issuance from time to time of Shares of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per Share to be received by the Corporation upon the issuance or sale of any Shares shall be the net asset value per Share determined in accordance with the requirements of the [begin strikethru]Investment Company Act of [end strikethru]1940 ACT and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles. THE BOARD OF DIRECTORS MAY CLASSIFY OR RE-CLASSIFY ANY UNISSUED SHARES FROM TIME TO TIME BY SETTING OR CHANGING THE PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS OR TERMS OR CONDITIONS OF REDEMPTION OF SUCH SHARES.

    Twelfth: The Shares may be issued in one or more series, and each series may consist of one or more classes, all as the Board of Directors may determine. Each series of Shares and each class of a series shall be issued upon such terms and conditions, and shall confer upon its owners such rights as the Board of Directors may determine, consistent with the requirements of the laws of the State of Maryland and the [begin strikethru]Investment Company Act of [end strikethru]1940 ACT and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority), the Charter and the By-Laws of this Corporation. In addition, the Board of Directors is hereby expressly granted authority to change the designation of any series or class.[begin strikethru] and to increase or decrease the number of Shares of any series or class, but the number of Shares of any series or class shall not be decreased by the Board of Directors below the number of sShares thereof then outstanding.[end strikethru]

    Thirteenth: (a) To the extent the Corporation has funds or property legally available therefor, each [begin strikethru]S
                    [end strikethru]Shareholder of the Corporation OR ANY SERIES OR CLASS THEREOF shall have the right at such times as may be permitted by the Corporation OR ANY SERIES OR CLASS THEREOF, but no less frequently than once each week, to require the Corporation to redeem all or any part of its Shares at a redemption price equal to the net asset value per Share next determined after the Shares are tendered for redemption; said determination of the net asset value per Share to be made in accordance with the requirements of the [begin strikethru]Investment Company Act of [end strikethru]1940 ACT and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

                    Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the [begin strikethru]S[end strikethru] shareholders to require the Corporation to redeem Shares pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

                (b) The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem Shares of any [begin strikethru]S[end strikethru]Shareholder for their then current net asset value per Share if at such time the [begin strikethru]S[end strikethru]Shareholder owns Shares having an aggregate net asset value of less than the amount set forth in the current Registration Statement of the Corporation filed with the Securities and Exchange Commission.

                (c) Each Share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in [begin strikethru]sub[end strikethru]paragraph (a) of Article THIRTEENTH [begin strikethru]Eleventh [end strikethru]of the Charter at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation OR ANY SERIES OR CLASS THEREOF being classified as a personal holding company as defined in the [begin strikethru]Internal Revenue [end strikethru]Code.

                (d) Transfer of Shares will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation OR ANY SERIES OR CLASS THEREOF being classified as a personal holding company as defined in the [begin strikethru]Internal Revenue [end strikethru]Code.

    Fourteenth: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and [begin strikethru]S[end strikethru]Shareholders:

                (a) No [begin strikethru]S[end strikethru]Shareholder shall have any pre-emptive or preferential right of subscription to any Shares of any class or series whether now or hereafter authorized. The Board of Directors may issue Shares without offering the same either in whole or in part to the [begin strikethru]S[end strikethru]Shareholders.

                (b) The Corporation may enter into exclusive or non-exclusive contracts for the sale of its Shares and may also enter into contracts, including but not limited to investment advisory, management, custodial, transfer agency and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the Charter of the Corporation, the By-Laws of the Corporation, applicable state law, and the [begin strikethru]Investment Company Act of [end strikethru]1940 ACT and the rules and regulations of the Securities and Exchange Commission.

                (c) Subject to and in compliance with the provisions of the
                    General Laws of the State of Maryland respecting interested director transactions, the Corporation may enter into a written underwriting contract, management contract or contracts for research, advisory or administrative services with [begin strikethru]Aetna Capital [end strikethru]AELTUS INVESTMENT Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM, [begin strikethru]their parents, affiliates or subsidiaries thereof [end strikethru]or their respective successors, or otherwise to do business with such corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its Officers are, have been, or may become Directors, Officers, Employees or Stockholders of [begin strikethru]Aetna Capital [end strikethru]AELTUS INVESTMENT Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, [begin strikethru]their parents, affiliates or subsidiaries or successors,[end strikethru] and in the absence of actual fraud the Corporation may deal freely with [begin strikethru]Aetna Capital [end strikethru]AELTUS INVESTMENT Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, [begin strikethru]their parents, affiliates, subsidiaries or successors, [end strikethru]and neither such underwriting contract, management contract or contract for research, advisory or administrative services nor any other contract or transaction between the Corporation and [begin strikethrough]Aetna Capital [end strikethrough]Aeltus Investment Management, Inc., Aetna Life Insurance and Annuity Company or ING GROEP, N.V., OR THE PARENT, AFFILIATES OR SUBSIDIARIES OF ANY OF THEM OR THEIR RESPECTIVE SUCCESSORS, [begin strikethrough]their parents, affiliates, subsidiaries or successors[end strikethrough] shall be invalidated or in any way affected thereby, nor shall any Director or Officer of the Corporation be liable to the Corporation or to any [begin strikethru]S[end strikethru]Shareholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Anything in the foregoing notwithstanding, no Officer or Director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office.

                (d) The Corporation shall indemnify its Officers, Directors, employees and agents and any person who serves at the request of the Corporation as a Director, Officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise as follows:

                    i) Every person who is or has been a Director, Officer, employee or agent of the Corporation and persons who serve at the Corporation's request as Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of his being or having been a Director, Officer, employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and against amounts paid or incurred by him in the settlement thereof.

                    ii) The words "claim," "action," "suit" or "proceedings" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                    iii) No indemnification shall be provided hereunder to a
                         Director, Officer, employee or agent against any liability to the Corporation or its [begin strikethru]S[end strikethru]shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                    iv) The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any Director, Officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director, Officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                    v) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (vi) of this paragraph
                         (d), unless in the absence of such a decision, a reasonable determination based upon a factual review has been made (1) by a majority vote of a quorum of non-party Directors who are not interested persons of the Corporation, or (2) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

                    vi) The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking, (ii) the Corporation is insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

                    vii) NEITHER THE AMENDMENT NOR REPEAL OF THIS PARAGRAPH (D)
                         OF ARTICLE FOURTEENTH, NOR THE ADOPTION OF ANY AMENDMENT OF ANY OTHER PROVISION OF THE CHARTER OR BYLAWS OF THE CORPORATION INCONSISTENT WITH THIS PARAGRAPH (D) OF ARTICLE FOURTEENTH SHALL APPLY TO OR AFFECT IN ANY RESPECT THE APPLICABILITY OF THE PRECEDING PROVISIONS WITH RESPECT TO ANY ACT OR FAILURE TO ACT WHICH OCCURRED PRIOR TO SUCH AMENDMENT, REPEAL OR ADOPTION.

                (e) The Board of Directors shall, subject to the General Laws of the State of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, OR OF ANY SERIES OR CLASS THEREOF, [begin strikethru]or any of them, [end strikethru]shall be open to the inspection of [begin strikethru]S[end strikethru]Shareholders.

                (f) Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes of Shares entitled to be cast to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

                (g) The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the rights, as expressly set forth in its Charter, of any outstanding Shares, except that no action affecting the validity or assessability of such Shares shall be taken without the unanimous approval of the outstanding Shares affected thereby.

                (h) In addition to the Powers and authority conferred upon them by the Charter of the Corporation or By-Laws, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the Charter and By-Laws of the Corporation.

                (i) The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation OR ANY SERIES THEREOF for any purpose, whether annual or any other period, including daily; to set apart of any funds of the Corporation OR ANY SERIES THEREOF such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions AS SET FORTH IN PARAGRAPH (D) OF ARTICLE SEVENTH OF THE CHARTER OF THE CORPORATION, [begin strikethru]in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequent as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof, [end strikethru]and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of [begin strikethru]S[end strikethru]Shareholders redeeming their entire ownership of Shares.

    [begin strikethru]Thirteenth: The Corporation acknowledges that it is adopting its corporate name through permission of Aetna Life and Casualty Company, a Connecticut corporation, and agrees that Aetna Life and Casualty Company reserves to itself and any successor to its business the right to withdraw from the Corporation the use of the name "Aetna" and reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "Aetna" or any similar name to any other investment company or business enterprise.[end strikethru]

    Fifteenth: TO THE MAXIMUM EXTENT THAT MARYLAND LAW IN EFFECT FROM TIME TO TIME PERMITS LIMITATION OF THE LIABILITY OF DIRECTORS AND OFFICERS OF A MARYLAND CORPORATION, NO DIRECTOR OR OFFICER OF THE CORPORATION SHALL BE LIABLE TO THE CORPORATION OR ITS SHAREHOLDERS FOR MONEY DAMAGES. NEITHER THE AMENDMENT NOR REPEAL OF THIS ARTICLE, NOR THE ADOPTION OF ANY AMENDMENT OF ANY

    OTHER PROVISION OF THE CHARTER OR BYLAWS OF THE CORPORATION INCONSISTENT WITH THIS ARTICLE SHALL APPLY TO OR AFFECT IN ANY RESPECT THE APPLICABILITY OF THE PRECEDING SENTENCE WITH RESPECT TO ANY ACT OR FAILURE TO ACT WHICH OCCURRED PRIOR TO SUCH AMENDMENT, REPEAL OR ADOPTION.

    Sixteenth: The duration of the Corporation shall be perpetual.

THIRD: THE AMENDMENT TO AND RESTATEMENT OF THE CHARTER OF THE CORPORATION AS HEREINABOVE SET FORTH HAS BEEN DULY ADVISED AND APPROVED BY A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS AND APPROVED BY THE SHAREHOLDERS OF THE CORPORATION AS REQUIRED BY LAW.[begin strikethru] These Articles of Amendment and Restatement were authorized and approved by the Board of Directors of the Corporation by the affirmative vote of a majority of the entire Board of Directors taken at a duly called meeting of the Board of Directors in accordance with the Charter and By-Laws of the Corporation and applicable law, without action of the stockholders. The only amendment to the Charter contained herein are changes to the name or other designation of any class or series of capital stock of the Corporation, which changes are expressly permitted by Section 2-605 of the MGCL to be made without action by the stockholders. Such changes do not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any class or series of capital stock of the Corporation.[end strikethru]

FOURTH: The Corporation is registered as an open-end INVESTMENT company under the [begin strikethru]Investment Company Act of [end strikethru]1940 ACT.

FIFTH: These Articles of Amendment and Restatement do not increase the authorized capital stock of the Corporation.

SIXTH: The current address of the principal office of the Corporation, and the name and address of the Corporation's current resident agent, are set forth in [begin strikethru]Section [end strikethru]Article Third of Article SECOND of these Articles of Amendment and Restatement.

SEVENTH: The number of [begin strikethru]D[end strikethru]Directors of the Corporation IS EIGHT (8) and the names of those DIRECTORS currently in office are AS FOLLOWS:[begin strikethru] set forth in Section Fifth of Article SECOND of these Articles of Amendment and Restatement.[end strikethru]

      ALBERT E. DEPRINCE, JR.
      MARIA T. FIGHETTI
      J. SCOTT FOX
      DAVID L. GROVE
      SIDNEY KOCH
      CORINE T. NORGAARD
      RICHARD G. SCHEIDE
      JOHN TURNER

EIGHTH: THE UNDERSIGNED PRESIDENT OF THE CORPORATION ACKNOWLEDGES THESE ARTICLES OF AMENDMENT AND RESTATEMENT TO BE THE CORPORATE ACT OF THE CORPORATION AND, AS TO ALL MATTERS OR FACTS REQUIRED TO BE VERIFIED UNDER OATH, THE UNDERSIGNED PRESIDENT ACKNOWLEDGES THAT, TO THE BEST OF HIS KNOWLEDGE, INFORMATION AND BELIEF, THESE MATTERS AND FACTS ARE TRUE IN ALL MATERIAL RESPECTS AND THAT THIS STATEMENT IS MADE UNDER PENALTIES OF PERJURY.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be SIGNED [begin strikethru]executed [end strikethru]in its name and on its behalf by its [begin strikethru]undersigned [end strikethru]President and [begin strikethru]witnessed or [end strikethru]attested to by its undersigned Secretary ON [begin strikethru]as of [end strikethru]this ____ day of ____________, 2002.[begin strikethru] 1997 and its undersigned President acknowledges that these Articles of Amendment and Restatement are the act and deed of the Corporation, and under penalties of perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.[end strikethru]

WITNESS[begin strikethru]/ATTEST[end strikethru]:                       AETNA SERIES FUND, INC.


                                                                                                             (SEAL)
------------------------------------                                    -----------------------------------
Name:                                                                   Name:
Title: Secretary                                                        TITLE: PRESIDENT

                       THIS PAGE LEFT INTENTIONALLY BLANK

                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
        THE BOARD OF DIRECTORS OF AETNA SERIES FUND, INC. (THE "COMPANY")

                             YOUR VOTE IS IMPORTANT
                 VOTE BY MAIL, TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE [1-888-221-0697]
                          OR LOG ON TO WWW.PROXYWEB.COM

This proxy card is solicited in connection with the special meeting of the shareholders of the Funds to be held at 10:00 a.m., Eastern Time on February 20, 2002, and at any adjournment or postponement thereof (the "Special Meeting"). Please refer to the Proxy Statement for a discussion of the matters to be voted upon at the Special Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS [J. SCOTT FOX AND WAYNE F. BALTZER] TO VOTE THE SHARES LISTED BELOW AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED, YOUR SHARES WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, YOUR SHARES WILL BE VOTED BY THE PROXIES FOR APPROVAL OF THE PROPOSALS.

Dated:   __________ __, 2002

Please sign exactly as name appears on this card. When the account is in the name of joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, please sign in entity's name and by authorized persons.

-------------------------------
Signature



-------------------------------
Signature (if held jointly)

Please vote the shares listed on the front of this card by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

EXAMPLE: [  ]

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.
                                                ---

                                                                            FOR          AGAINST         ABSTAIN
                                                                            ---          -------         -------
1.          (FOR SHAREHOLDERS OF ALL FUNDS)  To approve a new
            Investment Management Agreement between the Fund and ING
            Pilgrim Investments, LLC.                                       [ ]            [ ]             [ ]

2.          (FOR SHAREHOLDERS OF ALL FUNDS EXCEPT THE AETNA
            TECHNOLOGY FUND)  To approve a new Sub-Advisory
            Agreement between ING Pilgrim Investments, LLC and              [ ]            [ ]             [ ]
            Aeltus Investment Management, Inc.

3.          (FOR SHAREHOLDERS OF THE AETNA TECHNOLOGY FUND ONLY)  To
            approve a new Sub-Advisory Agreement between ING Pilgrim
            Investments, LLC and Elijah Asset Management, LLC.              [ ]            [ ]             [ ]

4.          (FOR SHAREHOLDERS OF AETNA INTERNATIONAL FUND ONLY)  To
            approve a modification to the Fund's fundamental
            investment objective.                                           [ ]            [ ]             [ ]

5.          (FOR SHAREHOLDERS OF ALL FUNDS)  To approve Amended and
            Restated Articles of Incorporation for the Company.             [ ]            [ ]             [ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE SPECIAL MEETING, AS        [ ]            [ ]             [ ]
MAY PROPERLY COME BEFORE THE SPECIAL MEETING.